10055 Grogans Mill Road Office Lease Between PARKWOOD 2, LLC (“Landlord”) And TWFG Holding Company, LLC (“Tenant”) Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-1- 10055 GROGANS MILL ROAD OFFICE LEASE FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the Landlord named below leases to the Tenant named below, and Tenant leases from Landlord, the Premises described below pursuant to this Office Lease (this “Lease”) entered into effective as of the Date of Lease specified below: 1. BUSINESS POINTS. The key business terms used in this Lease are defined as follows: (a) “Date of Lease”: November 12, 2024 (b) “Landlord”: PARKWOOD 2, LLC, a Texas limited liability company. (c) “Tenant”: TWFG Holding Company, a Texas limited liability company. (d) “Building”: Office building commonly known as “10055 Grogans Mill Road”; Street Address: 10055 Grogans Mill Road, The Woodlands, Texas 77380. RSF of the Building: 101,056. RSF = Rentable Square Feet (pursuant to Paragraph 3(a)) (e) “Premises”: Suites 100, 200 and 500, on the first, second and fifth floors of the Building, as shown on the floor plan attached as Exhibit “B”. RSF of the Premises: 28,971. (f) “Term”: One Hundred Twenty (120) months, subject to Paragraph 4. (g) “Commencement Date”: Estimated to be December 1, 2024, subject to Paragraph 4. (h) “Base Rent”: Months of Term Annual Base Rent Rate/RSF Monthly Base Rent CD through ED* $10.00 $24,142.50 *Subject to abatement rights provided in Paragraph 6(b) below. CD = Commencement Date (pursuant to Paragraph 4) ED = Expiration Date (pursuant to Paragraph 4) Month - A full calendar month for example, if the Commencement Date occurs on September 21, Month 1 will be October 1 through October 31, Month 2 will be November 1 through November 30, and so on. (i) “Security Deposit”: $24,142.50 (payable upon execution of the Lease). (j) “Parking Spaces”: Landlord agrees to make available to Tenant (i) one hundred and five (105) unreserved, non-exclusive automobile parking spaces, at no cost to Tenant, and (ii) of the unreserved parking, up to twenty (20) may be designated as reserved (during the hours Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-2- specified in Paragraph 8(c)) automobile parking spaces (“Reserved Spaces”), in locations determined by Landlord in the parking facilities (“Parking Facilities”) now or hereafter serving the Project (as defined herein). (k) “Permitted Use”: General office use and such other uses that are incidentally related thereto, subject to Paragraph 9(a). (l) “Tenant’s Broker”: N/A. (m) Addresses: LANDLORD’S ADDRESS FOR NOTICE: Parkwood 2, LLC c/o The J. Beard Property Management Company, LLC 10077 Grogans Mill Road, Suite 135 The Woodlands, Texas 77380 Attention: Misty Kelly, Executive Director of Property Management Telephone: (281) 367-2220, Ext. 138 E-Mail: Misty.Kelly@svn.com with a copy to: Parkwood 2, LLC 1201 Lake Woodlands Dr., Suite 4020 The Woodlands, Texas 77380 Attention: Richard F. Bunch III E-Mail: gordy@twfg.com TENANT’S ADDRESS FOR NOTICE PRIOR TO THE COMMENCEMENT DATE: TWFG Holding Company, LLC 1201 Lake Woodlands Drive, Ste 4020 The Woodlands, Texas 77380 Attention: Richard F. Bunch III Telephone: 281-466-1123 E-Mail: gordy@twfg.com LANDLORD’S ADDRESS FOR PAYMENTS: Parkwood 2, LLC c/o The J. Beard Property Management Company, LLC 10077 Grogans Mill Road, Suite 135 The Woodlands, Texas 77380 Attention: Misty Kelly TENANT’S ADDRESS FOR NOTICE ON AND AFTER THE COMMENCEMENT DATE: The Premises Attention: Richard F. Bunch III Telephone: 281-466-1123 E-Mail: gordy@twfg.com 2. INTERPRETING THIS LEASE. (a) Usage of Certain Words. Bold italicized print in quotation marks, e.g., “Transfer”, indicates definition of a term. A defined term includes all grammatical variations which are also shown with initial capital letters. For example, the defined word “Transfer” includes “Transferee”, “Transferring”, “Transferred”, etc., as grammatically appropriate in the Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-3- text. Cross-references to other provisions of this Lease are in bold print following the word “Paragraph”. The word “including” shall not be construed restrictively to limit or exclude other items not listed. Unless the context otherwise requires, the singular includes the plural and the plural the singular, and the masculine, feminine and neuter genders are interchangeable. Unless otherwise specified as a business day, a “day” means a calendar day. (b) Building Standard. “Building Standard” means the type, brand, quantity or quality of materials, equipment, services, insurance coverages, methods, scheduling and usages Landlord designates or determines from time to time to be standard for the Building or the Project. (c) Applicable Law. “Applicable Law” means all laws, statutes, ordinances, court rulings, regulations, guidelines, public or private restrictions and requirements now or hereafter adopted by any governmental or other authority, board of fire underwriters, utility company, property association, declarant or similar body, affecting the Project or this Lease, including Title III of The Americans with Disabilities Act of 1990, the Accessibility Guidelines for Buildings and Facilities and any other law pertaining to disabilities and architectural barriers (collectively, “ADAError! Bookmark not defined.”) and the regulations, guidelines, restrictions or requirements of The Woodlands Development Standards Committee. The validity, performance and enforcement of this Lease are governed by the Applicable Law of the State of Texas. All obligations under this Lease are performable in Montgomery County, Texas, which shall be venue for all legal actions. (d) Entire Agreement. This Lease contains the parties’ entire agreement regarding the subject matter hereof. There are no representations or warranties between the parties not contained in this Lease. No amendment of this Lease shall be effective unless in writing and duly signed by the party against whom enforcement is sought. Any invalidated provision of this Lease shall be severed from, and shall not impair the validity of, this Lease. The exhibits and riders attached hereto are incorporated herein and made a part of this Lease for all purposes. 3. UNDERSTANDING THE PROJECT. (a) Project and Rentable Area. The "Project" consists of the tract of land described on Exhibit "A" (the "Land"), the Building and all appurtenances including the Parking Facilities and parking, utility, and access easements, landscaping, fixtures, Common Areas, service buildings and related improvements now or hereafter constructed thereon or on land acquired by Landlord (or its affiliates) and added to the Project from time to time. The "RSF" is the then-current square footage of rentable area of a given space calculated using Building Standard methods of measurement, which is currently the most current standards published by the Building Owners and Managers Association International. If the RSF of the Premises is modified for any reason, the provisions of this Lease that are contingent upon the size of the Premises (including, without limitation, Base Rent, Tenant’s Share, and the Construction Allowance) shall be automatically adjusted to reflect the modification of the RSF of the Premises, effective as of the date of the determination made in accordance with this Paragraph. If the RSF of the Building is modified for any reason, the provisions of this Lease that are contingent upon the size of the Building (including, without limitation, Tenant’s Share) shall automatically be adjusted to reflect the modification of the RSF of the Building, effective as of the date of the determination made in accordance with this Paragraph. The parties shall memorialize all such adjustments in an amendment to this Lease as Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-4- soon as reasonably possible thereafter. Landlord reserves the right, from time-to-time, without Tenant’s consent, to increase or decrease the size of, or reconfigure, improve, or repair the Building (including, but not limited to, the entrances, corridors, elevators, stairs, restrooms and other public components of the Building), the Land, the Service Areas, and the parking and other Common Areas. Landlord reserves the right to name, as well as change the name of, from time to time, the Building. Landlord shall have the right to remeasure the Building from time to time. If the RSF of the Building is adjusted as the result of any such remeasurement, then the Base Rent, “Tenant’s Share”, as defined below, and other amounts in this Lease that are calculated based on the RSF of the Building shall be appropriately adjusted as of the date of such adjustment pursuant to an amendment to this Lease. If an adjustment is made to the RSF of the Building based on a remeasurement, then Landlord shall provide Tenant with a copy of the calculations associated with such remeasurement. (b) Common Areas and Service Areas. Landlord grants Tenant a non-exclusive right to use the Common Areas during the Term for their intended purposes, in common with others and subject to the provisions of this Lease. “Common Areas” are all present and future areas, facilities and equipment in the Project designated by Landlord, from time to time, for the common use of the occupants of the Building and their respective customers, employees and invitees, including walkways, and driveways, lobbies, landscaped areas, loading areas, public corridors, public restrooms, stairs and elevators, and drinking fountains. “Service Areas” are all present and future areas, facilities and equipment serving the Project which are not generally accessible to Tenant or other occupants of the Building, including mechanical, telecommunications, electrical and similar rooms, roof, risers and heating, ventilation, and air conditioning (“HVAC”) equipment areas. 4. TERM. The Term shall commence on the earlier of (a) the date of Substantial Completion of the Work (as defined in the Construction Agreement (as defined herein)); and (b) the date Tenant takes possession of any part of the Premises for purposes of conducting business (such earlier date being the “Commencement Date”), and shall end on the last day of the calendar month in the month in which the Term set forth in Paragraph 1(f) would otherwise expire (the “Expiration Date”). Landlord shall not be liable or responsible for Claims made or incurred by Tenant due to any delay in tendering the Premises. If the Term is extended, the Expiration Date shall be the last day of the calendar month in which the extended Term would otherwise expire. If the Lease is terminated prior to the Expiration Date, the effective date of termination shall become the Expiration Date, except for purposes of Paragraph 17. This Lease governs the relationship between Landlord and Tenant with respect to the Premises from the Date of Lease through the Expiration Date, unless terminated early in accordance with this Lease. 5. PREPARING THE PREMISES. (a) Condition. Tenant agrees to accept the Premises “as-is”. However, all initial improvements, if any, shall be constructed in the Premises, and the cost thereof paid, in accordance with the “Construction Agreement” attached as Exhibit “C” (if applicable). Except as expressly provided in this Lease or the Construction Agreement, Landlord has not undertaken to perform any alteration or improvement to the Premises. (b) Acceptance. BY TAKING POSSESSION OF THE PREMISES, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TENANT WAIVES (I) Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-5- ANY CLAIMS DUE TO DEFECTS IN THE PREMISES AND/OR THE PROJECT EXCEPT (A) MINOR FINISH ADJUSTMENTS IN WORK PERFORMED BY LANDLORD PURSUANT TO THE CONSTRUCTION AGREEMENT (“PUNCHLIST ITEMS”) SPECIFIED IN REASONABLE DETAIL BY TENANT CONTEMPORANEOUSLY WITH TAKING POSSESSION, AND (B) LATENT DEFECTS IN WORK PERFORMED BY LANDLORD PURSUANT TO THE CONSTRUCTION AGREEMENT OF WHICH TENANT NOTIFIES LANDLORD WITHIN ONE HUNDRED EIGHTY (180) DAYS AFTER TAKING POSSESSION, AND (II) ALL EXPRESS AND IMPLIED WARRANTIES OF SUITABILITY, HABITABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. Except to the extent otherwise expressly provided in this Lease, Tenant waives the right to terminate this Lease due to Punchlist Items or the condition of the Premises, the Building or the Project. Tenant shall, within fifteen (15) days after Landlord’s request, execute and deliver a Certificate of Acceptance of the Premises substantially in the form attached as Exhibit “D”. (c) RSF Measurement. Tenant acknowledges that it has been provided an opportunity to inspect and measure the Premises and agrees that the RSF numbers specified in this Lease are accurate, binding and conclusive for all purposes. 6. RENT AND SECURITY DEPOSIT. (a) Definition. The term “Rent” includes Base Rent, Tenant’s Share (as defined below) of Operating Expenses (as defined below) and any and all other sums payable by Tenant under this Lease. All Rent (plus any applicable taxes thereon) shall be payable to Landlord at the Address for Payments set forth above, or to such other place or entity as may from time to time be designated in writing by Landlord, in lawful money of the United States of America. Tenant shall pay and be liable for Tenant’s Share of all rental, gross receipts, sales and use, or other taxes, if any, imposed upon or measured by rents, receipts or income attributable to ownership, use, occupancy, rental, leasing, operation or possession of the Project. Tenant shall pay Landlord monthly installments of Base Rent and Tenant’s Share of Operating Expenses in advance on or before the first day of each calendar month during the Term, without deduction, setoff or prior request for payment. Rent for any partial month shall be prorated on a daily basis based on a 365- day calendar year. Notwithstanding anything in this Lease to the contrary, Tenant shall make all Rent and other payments to Landlord by ACH or other electronic transfer method approved by Landlord in accordance with Landlord’s instructions. (b) Rent Payment. Beginning on the Commencement Date, Tenant shall pay Landlord the Base Rent and Tenant’s Share of Operating Expenses. Concurrently with its execution of this Lease, Tenant shall pay Landlord prepaid rent equal to the aggregate of (i) Base Rent, plus (ii) Tenant’s Share of Operating Expenses, each payable through the end of the first full calendar month of the Term (after any abatement). Notwithstanding the foregoing, provided no Event of Default of Tenant occurs, Base Rent shall be abated for the first twelve (12) full calendar months of the Term (such total abated Base Rent amount being the “Abated Amount”); if the Commencement Date occurs on a date that is not the first day of a month, then Base Rent accruing from the Commencement Date to the end of the calendar month in which the Commencement Date occurs shall not be a part of the Abated Amount, and Tenant shall pay Landlord the applicable Base Rent for such period. During the abatement period specified above, Tenant will still be Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-6- responsible for the payment of all Tenant’s Share of Operating Expenses and other monetary obligations under the Lease. If an Event of Default occurs during the Term, then any remaining Base Rent abatement shall cease on the date of such Event of Default, and, in addition to all other rights and remedies of Landlord, Tenant shall immediately pay to Landlord all Base Rent amounts previously abated. (c) Security Deposit. Concurrently with its execution of this Lease, Tenant shall pay Landlord the Security Deposit in order to secure Tenant’s faithful performance under this Lease (without being considered Rent or a measure of Landlord’s damages and without prejudice to any other rights or remedies of Landlord). The Security Deposit shall be held without interest and may be commingled with other funds. Landlord may apply the Security Deposit as necessary to pay the cost of curing an Event of Default by Tenant or reimburse Landlord for expenditures made or damages suffered due to an Event of Default by Tenant. If all or any portion of the Security Deposit is ever applied under this Lease, Tenant shall immediately deposit additional funds with Landlord equal to the amount so applied. Provided no uncured Event of Default then exists under this Lease (and no condition exists which, with the passage of time or giving of notice, would become an Event of Default), the Security Deposit (or the remaining balance after application under this Lease) shall be refunded to Tenant within 30 days after the latest of (i) the Expiration Date; (ii) payment of all Rent due under this Lease; (iii) surrender of possession of the Premises to Landlord in accordance with this Lease; and (iv) Landlord’s receipt of Tenant’s forwarding address and written request for refund. 7. OPERATING EXPENSES. (a) Calculation. During the Term, Tenant shall pay Landlord Tenant’s Share of Operating Expenses (prorated for any partial Fiscal Year) as provided herein. As used herein, the term “Fiscal Year” shall mean Landlord’s fiscal year for accounting purposes which currently is the 12-month period beginning January 1 and ending December 31. Landlord shall have the right to change the Fiscal Year, from time to time, and, in such event, Landlord shall notify Tenant in writing of such change. Tenant’s Share is equal to the RSF of the Premises divided by the RSF of the Building. Operating Expenses are computed on an accrual basis in accordance with sound accounting principles consistently applied. If the Building is less than fully occupied or Building Standard services are not provided to the entire Building during any Fiscal Year, all Operating Expenses which vary directly with occupancy shall be “grossed-up” by Landlord as if the Building had been fully occupied and Building Standard services had been provided to the entire Building during such Fiscal Year. The 2024 Operating Expenses are currently estimated at $10.00 RSF and are subject to change in accordance with this Section 7. (b) Operating Expenses. “Operating Expenses” are all costs and expenditures of every kind incurred by Landlord in connection with the ownership, operation, maintenance, management (inclusive of the management fee charged to the Project in the amount of two percent (2.0%) of gross rents), repair and security of the Project, including Landlord’s personal property used in connection with the Project and including all costs and expenditures within the following expense categories: (i) Operation, maintenance, repair and replacements, including the mechanical, electrical, plumbing, HVAC, vertical transportation, fire prevention and warning and security Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-7- systems (collectively, “Project Systems”); materials and supplies (such as light bulbs and ballasts); equipment and tools; floor, wall and window coverings; personal property; required or beneficial easements including any parking easements; and related service agreements and rental expenses. The foregoing shall not imply a duty for Landlord to perform such activities unless it is otherwise expressly obligated to do so under other provisions of this Lease. (ii) Administrative and management fees, including accounting, information and professional services (except for negotiations and disputes with specific tenants not affecting other parties); management office(s); and wages, salaries, benefits, reimbursable expenses and taxes (or allocations thereof) for full and part time personnel involved in operation, maintenance and management. (iii) Janitorial service; window cleaning; waste disposal; gas, water and sewer charges (including add-ons); and landscaping, including all applicable tools and supplies; the foregoing shall not imply a duty for Landlord to perform such activities or supply such utilities unless it is otherwise expressly obligated to do so under other provisions of this Lease. (iv) Property, liability and other insurance coverages carried by Landlord, including deductibles and an allocation of a portion of the cost of blanket insurance policies maintained by Landlord and/or its affiliates. (v) Real estate taxes, assessments, business taxes, excises, association dues, fees, levies, charges and other taxes of every kind and nature whatsoever, general and special, extraordinary and ordinary, foreseen and unforeseen, including interest on installment payments, which may be levied or assessed against or arise in connection with ownership, use, occupancy, rental, leasing, operation or possession of the Project, or paid as rent under any ground lease (“Tax Expenses”). Tax Expenses shall include, without limitation: (i) any tax on the rent or other revenue from the Project, or any portion thereof, or as against the business of owning or leasing the Project, or any portion thereof, including any business, margin, franchise, or similar tax payable by Landlord which is attributable to rent or other revenue derived from the Project, (ii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, (iii) personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Project, (iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises, and (v) any assessment, tax, fee, levy or charge substituted, in whole or in part, for a tax previously in existence, or assessed in lieu of a tax increase. Tax Expenses shall not include Landlord’s estate, excise, or federal income taxes. (vi) Compliance with Applicable Law, including license, permit and inspection fees; and all expenses and fees, including attorneys’ fees and court costs, incurred in negotiating or contesting real estate taxes or the validity and/or applicability of any governmental enactments that may affect Operating Expenses; provided Landlord shall credit against Operating Expenses any refunds received from such negotiations or contests to the extent originally included in Operating Expenses (less Landlord’s costs). Goods and services purchased from Landlord’s subsidiaries and affiliates to the extent the cost of same is generally consistent with rates charged by unaffiliated third parties for similar goods and services (except no such limitation shall apply in emergencies). Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-8- (vii) Amortization of capital expenditures incurred: (A) to conform with Applicable Law; (B) to provide or maintain Building Standards, including replacement (as opposed to additions or new improvements) of items located in the Common Areas and other facilities used in connection with the Building, or involving the exterior of the Building, including the roof and structural elements; or (C) with the intention of promoting safety or reducing or controlling increases in Operating Expenses, such as lighting retrofit and installation of energy management systems. Each such expenditure shall be depreciated or amortized uniformly over a reasonable period of time determined by Landlord, together with interest on the undepreciated or unamortized balance at the Prime Rate plus two percent (2.0%). (viii) The costs incurred by Landlord for all (A) electrical services used in the operation, maintenance and use of the Project; (B) sales, use, excise and other taxes assessed by governmental authorities on electrical services supplied to the Project, and (C) other costs of providing electrical services to the Project. (c) Estimated Monthly Payments. During each Fiscal Year of the Term, Tenant shall pay Landlord, in advance concurrently with each monthly payment of Base Rent, 1/12th of Landlord’s good faith estimate of the Operating Expenses to be payable by Tenant for such calendar year. Within 120 days following the completion of each Fiscal Year, or as soon thereafter as practical, Landlord shall furnish Tenant a statement of actual Operating Expenses for the preceding Fiscal Year. Provided no uncured Event of Default then exists hereunder (and no condition exists which, with the passage of time or giving of notice, would become an Event of Default), Landlord shall promptly refund any overpayment to Tenant for the prior Fiscal Year (or, at Landlord’s option, apply such amount against Rent due or to become due hereunder). Likewise, Tenant shall, within 30 days of Landlord’s invoice, pay Landlord any underpayment for the prior Fiscal Year. The foregoing obligations shall survive the Expiration Date. Landlord may alter its billing procedures at any time, including adjusting estimated Operating Expenses based on actual or expected increases in Operating Expenses. (d) Right to Audit. Tenant shall have the right for a period of 30 days after Landlord delivers to Tenant the statement of Landlord’s actual Operating Expenses for the previous Fiscal Year (the “Review Period”) to cause a certified public accounting firm of recognized national standing to audit and/or inspect that portion of Landlord’s books and records pertaining only to the actual Operating Expenses for such preceding calendar year; provided (i) such audit and/or inspection commences within 30 days after Landlord makes such books and records available to Tenant’s auditor and thereafter proceeds reasonably to conclusion, (ii) such audit and/or inspection does not unreasonably interfere with the conduct of Landlord’s business, (iii) both Tenant and the accounting firm conducting the audit and/or inspection executes a confidentiality agreement for the benefit of Landlord, in the form reasonably requested by Landlord, prior to the commencement of the audit or inspection, (iv) such audit is not conducted for a contingent fee, and (v) the firm’s report reflecting the results of such audit is promptly delivered to Landlord. This paragraph shall not be construed to limit or abate Tenant’s obligation to pay the Tenant’s Share of estimated Operating Expenses when due as set forth hereinabove. If such audit conducted by Tenant discloses that Tenant has overpaid or underpaid Tenant’s proportionate share of actual Operating Expenses, then, after verification of such audit by Landlord or by accountants selected by Landlord, any overpayment shall, at Landlord’s election, either be refunded to Tenant (so long as Tenant is not then in default of any of the terms of this Lease, in which event such overpayment Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-9- shall be applied against any amount Tenant owes as a result of such default) within 30 days after the verification of the audit or credited against Rent obligations next due, and any underpayment shall be paid to Landlord within 30 days after the verification of the audit. (e) Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any Fiscal Year during the Term or any renewal or extension thereof, an adjustment shall be made in computing the Operating Expenses for any such Fiscal Year so that the Operating Expenses for such Fiscal Year shall be increased to the amount that, in Landlord's reasonable judgment, would have been incurred had the Building been 100% occupied during such year. (f) Cap on Controllable Operating Expenses. Notwithstanding Paragraph 7(a), for purposes of this Lease, beginning with the first full Fiscal Year after the Fiscal Year in which the Commencement Date occurs, “Controllable Operating Expenses” used in calculating Operating Expenses under this Lease (for determination of Tenant’s Share of Operating Expenses) will not be increased from one Fiscal Year to the next by more than five percent (5%) on a cumulative and compounding annual basis, over the amount used in such calculation for the immediately preceding full Fiscal Year. “Controllable Operating Expenses” means all Operating Expenses other than Non-Controllable Operating Expenses. “Non-Controllable Operating Expenses” means (A) expenses for property, liability and other insurance coverages carried by Landlord, including deductibles and an allocation of a portion of the cost of blanket insurance policies, if any, maintained by Landlord and/or its affiliates; (B) Tax Expenses, (C) utility costs (including, but not limited to electrical, telecommunication, water, sewer, and gas costs), (D) license, permit, and inspection fees, (E) costs resulting from increases in the minimum wage under Applicable Laws, (F) costs resulting from a force majeure event, (G) management fees (which percentage is capped pursuant to Paragraph 7(b)), (H) costs resulting from a change in Applicable Law occurring after the Date of Lease, and (I) repair and maintenance costs. 8. LANDLORD SERVICES. (a) Basic Services. Landlord shall, as an Operating Expense, furnish the following services to the Premises (to which services Landlord may at any time and from time to time make reasonable changes): (i) running tap water from the local utility at the supply points provided for general tenant use; (ii) heating, ventilating and air conditioning (“HVAC”), in season, on weekdays between 7:00 a.m. and 6:00 p.m. and Saturdays between 8:00 a.m. and 1:00 p.m., excluding New Year’s Day, Memorial Day, July 4, Labor Day, Thanksgiving Day, the Friday after Thanksgiving Day, Christmas Day, and any generally recognized business holidays adopted by Landlord for the Project (collectively, “Holidays”); (iii) Building Standard janitorial service 5 days per week (excluding Holidays); (iv) exterior window washing; (v) non-exclusive passenger elevators sufficient for ingress and egress to the Premises, subject to proper authorization and the Rules and Regulations; (vi) routine maintenance of the Common and Service Areas; and (vii) replacement of Building Standard light bulbs, tubes and ballasts. (b) Electrical Service. (i) Landlord shall furnish Building Standard electrical service to the Premises sufficient to operate customary lighting, office machines and other equipment of similar low Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-10- electrical consumption. If Tenant’s requirements for electricity are in excess of those generally provided by the Landlord for tenants in the Building, Landlord shall charge Tenant for such excess use at a rate of $45 per hour or such hourly rate as Landlord may determine in its reasonable discretion. Landlord may, at any time and from time to time, calculate Tenant’s actual electrical consumption in the Premises either by a survey conducted by a reputable consultant selected by Landlord, or through separate meters installed, maintained and read by Landlord. If such survey determines that Tenant’s use of electrical service exceeds Building Standard, then Tenant shall pay for the cost of installing and maintaining the submeter. Any ABS electrical consumption determined by survey shall be paid by Tenant in accordance with Paragraph 8(d). (ii) Landlord reserves the right to select the provider of electrical services to the Building and/or the Project. To the fullest extent permitted by Applicable Law, Landlord shall have the continuing right, upon 30 days written notice, to change such utility provider. All charges and expenses incurred by Landlord due to any such changes in electrical services, including maintenance, repairs, installation and related costs, shall be included in the electrical services costs referenced in Paragraph 7(b)(viii), unless paid directly by Tenant. (iii) If submetering is installed for the Premises, Landlord may charge for Tenant’s actual electrical consumption monthly in arrears at commercially reasonable rates determined by Landlord, except as to electricity directly purchased by Tenant from third party providers. Even if the Premises are submetered, Tenant shall remain obligated to pay Tenant’s Share of the cost of electrical services as provided in Paragraph 7(b)(viii), except that Tenant shall be entitled to a credit against electrical services costs equal to that portion of the amounts actually paid by Tenant separately and directly to Landlord which is attributable to Building Standard electrical services submetered to the Premises. (c) Parking. (i) Tenant and Tenant’s employees, agents, contractors, customers, and visitors shall not use more than the number of parking spaces specified for Tenant in Paragraph 1(j). No deductions from the monthly charge shall be made for days on which the Parking Facilities are not used by Tenant. Landlord shall have the continuing right to change the designation of parking spaces including Reserved Spaces, if any, to a reasonably comparable location or facility. Tenant, its employees, contractors and invitees, shall at all times comply with the applicable parking rules issued from time to time. Neither Tenant nor its employees shall use any parking spaces designated for visitors or other occupants of the Project. Tenant shall, within 15 days of Landlord’s written request, furnish Landlord a complete list of license plate numbers for all vehicles operated by any Tenant Party. Tenant’s sole remedy for any period during which Tenant’s use of any parking is precluded for any reason shall be abatement of parking charges for such precluded spaces. Landlord shall have the right, but not the obligation, to (A) police said Parking Facilities, (B) cause unauthorized and/or unregistered motor vehicles to be towed away at the sole risk and expense of the owner of such motor vehicles, (C) designate certain areas of the Parking Facilities for the exclusive use of motor vehicles having handicapped designations on their license plates, for the exclusive use of visitors to the Project, or for the exclusive use of electrical vehicles, or (D) use any portion of the Parking Facilities from time to time to deny access to the same in order to repair, maintain or restore such Parking Facilities or to construct improvements under, over, along, across and upon the same for the benefit of the Project. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-11- (ii) The Parking Fee shall be paid to Landlord as additional Rent on or before the 1st day of each month during the Term. If the Term is renewed or extended, the Parking Fee may be adjusted by Landlord to the then prevailing rates being charged by Landlord for parking spaces in the Parking Facilities for unreserved parking spaces or Reserved Spaces, as applicable. Notwithstanding anything contained herein to the contrary, the Reserved Spaces shall only be reserved during the hours of 8:00 a.m. to 5:00 p.m., Monday through Friday. (iii) Tenant acknowledges that the Parking Facilities may be subject to shared use by parties working in, occupying or visiting buildings adjacent to or in the immediate vicinity of the Building. Neither Landlord’s obligation to provide parking pursuant to this Lease nor the Parking Fee shall be reduced by virtue of such shared use. (d) ABS Services. Building Standard services are furnished based upon Building Standard (i) leasehold improvements; (ii) population density; (iii) electrical consumption; (iv) electrical design capacity; and (v) hours of operation, and any other applicable qualifications set forth in this Lease. “ABS” means over and above Building Standard (including related modifications and equipment changes). All requests for ABS services, whether HVAC, electrical, janitorial or other services, shall be made in writing and are subject to Landlord’s prior written approval, which may include, as a condition to such approval, the imposition of restrictions or other requirements by Landlord. Landlord shall install any equipment or other modifications necessary to furnish any approved ABS services, all at Tenant’s expense (including all related consulting, acquisition, installation and maintenance costs). Unless otherwise specified in this Lease, Tenant shall, within 15 days of invoicing, pay the foregoing expenses, plus a 15% administrative fee, and Landlord’s then-quoted standard charges for any ABS services furnished to or necessitated by any Tenant Party. Landlord may withhold its consent to any ABS services or, having previously granted consent, terminate or suspend any ABS services (and remove any related equipment or modifications at Tenant’s expense), if (A) Landlord determines the provision or continuation of such ABS services could damage the Building or Project Systems, create a dangerous condition, entail unreasonable Alterations or expense, or disturb other tenants in the Building; or (B) there exists an Event of Default or other condition which, with the passage of time or giving of notice, would become an Event of Default. ABS HVAC shall be furnished upon Tenant’s written request given no later than 12:00 noon of the preceding business day. (e) Service Interruptions. Upon interruption of any service furnished by Landlord to the Premises under this Lease (a “Service Interruption”) other than a Service Interruption for scheduled maintenance, tests and inspections, Tenant shall immediately notify Landlord, in which event Landlord shall use commercially reasonable efforts to restore such service to the Premises. No Service Interruption shall (i) constitute a breach by Landlord under this Lease; (ii) relieve Tenant of any obligation under this Lease (except as provided below); or (iii) be deemed a constructive eviction of Tenant from the Premises. Commencing on the eleventh (11th) consecutive business day of any Service Interruption within Landlord’s reasonable control, and except to the extent such Service Interruption is caused by a Tenant Party, Tenant shall, as its sole remedy, be entitled to an equitable diminution of Base Rent based upon the pro rata portion of the Premises rendered unfit for occupancy for the Permitted Use. EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TENANT WAIVES ALL CLAIMS AGAINST THE LANDLORD Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-12- PARTIES ARISING FROM SERVICE INTERRUPTIONS. In the event of any conflict between this Paragraph 8(e) and the casualty and condemnation provisions of Paragraphs 15 and 16, the latter shall control. (f) Third Party Services. If Tenant desires any service that Landlord has not specifically agreed to provide in this Lease, such as private security systems or telecommunications services serving the Premises, Tenant may, subject to the requirements of this paragraph and elsewhere in this Lease, procure such service directly from a reputable third party service provider (“Provider”) for Tenant’s own account. Tenant shall require each Provider to comply with the Rules and Regulations, Applicable Law and Landlord’s reasonable policies and practices for the Building. Tenant acknowledges Landlord’s current policy that requires all Providers utilizing any areas of the Building outside the Premises to be approved by Landlord and to enter into a written agreement acceptable to Landlord prior to gaining access to, or making any installations in or through, such areas. Accordingly, Tenant shall give Landlord advance written notice sufficient for such purposes. 9. OCCUPANCY AND CONTROL. (a) Permitted Uses. The Premises shall be used by Tenant (and its permitted Transferees) solely for the “Permitted Use” consistent with Building Standard services, population density and hours of operation. The following ancillary uses shall not be permitted in the Premises unless they are strictly limited to the exclusive use of Tenant’s employees and do not, in the aggregate, occupy more than 10% of the RSF of the Premises or of any single floor (whichever is less): credit union; data processing; schools, training and other educational purposes; telemarketing; collection agency; reservation centers; or storage. Tenant agrees that the following uses are expressly prohibited in the Premises: government offices or agencies; personnel agencies; medical treatment and health care; restaurants and other retail uses; customer service offices of a public utility company; or any other purpose which would, in Landlord’s reasonable opinion, impair the reputation or quality of the Building, create unreasonable or excessive demands or loads on any Project Systems, Common Areas, Service Areas or parking facilities, impair Landlord’s efforts to lease space or otherwise interfere with the operation of the Project. (b) Rules and Regulations. During the Term, Tenant shall comply with the “Rules and Regulations” established by Landlord for the Project, as amended from time to time. The current Rules and Regulations are attached as Exhibit “E”. This Lease shall control in the event of any conflict between this Lease and any Rules and Regulations. (c) Signage. Tenant shall not, without Landlord’s prior written approval, paint, affix, erect, display or distribute any signs, advertisements or notices upon (or visible from) the exterior of the Premises or elsewhere in the Project, except for Building Standard tenant identification information permitted by Landlord in the main building directory or adjacent to the main entrance to the Premises. (d) Consents. Where Landlord’s consent or approval is required in this Lease, Landlord may withhold such consent or approval in its sole discretion, except as otherwise specified in the applicable provision. If Tenant requests Landlord’s consent or approval under any Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-13- provision of this Lease and Landlord fails or refuses to give such consent or approval, Tenant’s sole remedy shall be an injunction or an action for specific performance. 10. TENANT’S COVENANTS. Tenant covenants and agrees as follows: (a) Tenant’s Operations. Tenant shall, at its expense, promptly comply with Applicable Law in its use and occupancy of the Premises (including construction of Alterations required by Applicable Law). Tenant shall not do or permit anything to be done in the Premises which shall in any way (i) obstruct or interfere with the operation of the Project or with the rights of other tenants of the Project; (ii) injure, disturb or annoy other tenants of the Project, including the emission of offensive odors, noises or vibrations; (iii) tend to harm the reputation of Landlord or the Project; (iv) deceive or defraud the public; or (v) cause an increase in Landlord’s insurance premiums. (b) No Recordation of Liens. Tenant shall not record this Lease (or a memorandum thereof). Tenant shall not in any way encumber any interest in the Premises or the Project and shall cause any liens (or affidavits claiming a lien) arising from acts or omissions of a Tenant Party or due to a Claim against a Tenant Party to be promptly discharged by payment, bonding or otherwise. If Tenant fails to timely discharge any such lien (or affidavit claiming a lien), Landlord may, without further notice to Tenant, discharge such lien (or affidavits claiming a lien) in any reasonable manner determined by Landlord on Tenant’s behalf and at Tenant’s expense, payable within 30 days of Landlord’s invoice. (c) Security. Tenant shall (i) lock the doors to the Premises and take other reasonable steps to secure the Premises and the personal property of all Tenant Parties (defined in Paragraph 13) and any of Tenant’s transferees, contractors or licensees in the Common Areas and Parking Facilities of the Building and Project, from unlawful intrusion, theft, fire and other hazards; (ii) keep and maintain in good working order all security and safety devices installed in the Premises by or for the benefit of Tenant (such as locks, smoke detectors and burglar alarms); and (iii) cooperate with Landlord and other tenants in the Building on Building safety matters. Tenant acknowledges that any access control or safety measures employed by Landlord are for the protection of Landlord’s own interests; that Landlord is not a guarantor of the security or safety of the Tenant Parties or their property; and that such security and safety matters are the responsibility of Tenant and the local law enforcement authorities. (d) Taxes. Tenant shall promptly pay directly to the taxing authority all sales and/or ad valorem taxes now or hereafter levied on Tenant’s personal property and ABS leasehold improvements. To the extent Tenant’s leasehold improvements are not separately assessed, Landlord may make appropriate allocation of taxes to Tenant to avoid inequitable treatment of other tenants in the Building. Tenant waives all rights under Applicable Law (including, but not limited to, all rights under Section 41.413 and Section 42.015 of the Texas Tax Code) to protest appraised values or receive notice of reappraisal regarding the Project (including Landlord’s personal property), irrespective of whether Landlord contests same. To the extent such waiver is prohibited, Tenant appoints Landlord as Tenant’s attorney-in-fact, coupled with an interest, to appear and take all actions that Tenant would otherwise be entitled to take under Applicable Law. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-14- (e) Third Party Commissions. Tenant represents and warrants that no broker or agent has represented Tenant in connection with this Lease except Tenant’s Broker, which is acting as Tenant’s agent in connection with this Lease. Tenant shall indemnify, hold harmless and defend each Landlord Party against any Claims for real estate commissions or fees in connection with this Lease made by any party Claiming through Tenant. (f) Estoppel Certificates and Financial Statements. Within 10 business days after written request, Tenant shall execute and deliver to Landlord and/or its designee (i) a current and complete financial statement for Tenant certified as true and correct by Tenant’s chief financial officer; and (ii) an estoppel certificate certifying (A) as true and correct, a copy of this Lease and any amendments; (B) the then-effective business terms under Paragraph 1; (C) whether Landlord is in default and, if so, the nature of such default; (D) the date to which Rent has been paid; and (E) any other matters Landlord, Landlord’s Mortgagee or any prospective purchaser may require; provided such statements are true and accurate. Tenant’s failure to timely execute and return the requested estoppel certificate shall be conclusive evidence of the matters set forth therein. Additionally, any failure by Tenant to deliver the requested estoppel certificate in compliance with this Paragraph 10(f) shall be an Event of Default; no notice or cure or grace period provided in this Lease shall apply to Tenant’s obligations to timely deliver an estoppel certificate. 11. REPAIRS, MAINTENANCE AND ALTERATIONS. (a) Landlord’s Obligations. Landlord shall maintain the roof, foundation, exterior windows and surfaces, load-bearing components of the Building and the Project Systems, except (i) for wiring, ducts, conduit, plumbing or pipes necessary to extend services from the existing Project Systems to or within leased space (even if installed by Landlord); (ii) for damage caused by a Tenant Party; or (iii) as otherwise provided in this Lease. (b) Tenant’s Obligations. Tenant shall throughout the Term keep the Premises and all furnishings, trade fixtures, equipment and leasehold improvements therein in good condition and repair, including all necessary repairs and replacements, but excluding ordinary wear and tear and damage from casualty or condemnation. If Tenant fails to do so within 15 days after written notice, Landlord may make the necessary repairs or replacements, and Tenant shall reimburse Landlord therefor, plus a 15% administrative fee, within 15 days of Landlord’s invoice. Tenant shall not in any manner deface or injure any part of the Project, and shall, upon demand, pay the cost (plus 15%) of Landlord’s repair and replacement of any damage or injury caused by any Tenant Party. (c) Alterations. Except as expressly provided below, Tenant may make alterations or improvements to the Premises (collectively, “Alterations”) without Landlord’s prior written consent. Notwithstanding the foregoing, in no event shall Alterations (i) interfere with construction in progress or other tenants in the Project; (ii) adversely affect or alter the Project Systems, structural integrity or exterior appearance of the Building; (iii) impair Building Standard services or require ABS services (either during or after such work); (iv) be visible from the exterior of the Premises or the Building; or (v) be permitted if any uncured Event of Default then exists (or any condition exists which, with the passage of time or giving of notice, would become an Event of Default). At least 15 business days prior to commencing construction, Tenant shall furnish complete plans and specifications for any proposed Alterations for Landlord’s review and Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-15- approval. All Alterations shall be constructed at Tenant’s expense (plus, if Landlord is performing such Alteration, a construction management fee to Landlord equal to 5.0% of the contract price) in a good and workmanlike manner, and otherwise in compliance with Applicable Law, the Rules and Regulations, Building Standard construction criteria and Landlord’s other reasonable requirements. Tenant acknowledges that Landlord is not an architect or engineer, and that the Alterations will be reviewed by Landlord using independent architects, engineers and contractors (except for Alterations for which Landlord’s prior written consent is not required, which shall be constructed by Tenant using Landlord’s approved contractors). Accordingly, Landlord does not guarantee or warrant that the applicable construction documents will comply with Applicable Law or be free from errors or omissions, nor that the Alterations will be free from defects, and Landlord will have no liability therefor. Upon completion, Tenant shall, at its expense, provide Landlord with “as built” plans on Landlord’s CAD system (or other format requested by Landlord). (d) Tenant’s Acknowledgements. Tenant acknowledges that the relationship between Landlord and Tenant is that of “landlord-tenant” only, and in no way shall Tenant be considered a contractor or an agent of Landlord. Tenant has no rights to enter into a contract on Landlord’s behalf in connection with any repair, maintenance or alteration of any portion of the Project. 12. ASSIGNMENT AND SUBLETTING BY TENANT. (a) Transfer. Tenant shall not, without Landlord’s prior written consent in each instance in accordance with Paragraph 12(c), convey, assign or encumber this Lease or any interest herein, directly or indirectly, voluntarily or by operation of law, including the merger or conversion of Tenant with or into another entity, or sublet all or any portion of the Premises, or permit the use or occupancy of any part of the Premises by anyone other than Tenant (collectively, “Transfer”). If Tenant is other than an individual, any change in “control” of Tenant shall constitute a Transfer, and the surviving party in control shall be the Transferee. “Control” means the direct or indirect power to direct or cause direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise. Conversely, Tenant shall not sublease space from, or assume the lease obligations of, another tenant in the Project without Landlord’s prior written consent. Following any Transfer, Tenant (and any guarantors and prior tenants under this Lease) shall remain fully liable under this Lease, as then or thereafter amended with or without notice to or consent of Tenant (or any guarantors or prior tenants under this Lease), and Landlord may proceed directly under this Lease against Tenant (or any guarantor or prior tenant under this Lease) without first proceeding against any other party. Tenant shall give Landlord written notice of any proposed Transfer at least 30 days prior to the anticipated effective date of the proposed Transfer, which notice shall include a complete detailed written description of the Transfer; the name, address, business and intended use of the Transferee; a current audited financial statement for the Transferee certified by a recognized accounting firm; a copy of the proposed Transfer document; appropriate evidence of the existence, good standing and signature authority of the Transferee in the State; and such other pertinent information as Landlord reasonably requests, together with Landlord’s Transfer processing fee set forth in Paragraph 12(c). In addition to the other terms and conditions of this Paragraph, Landlord shall have the right to require that Tenant deliver to Landlord a written agreement, satisfactory to Landlord, in Landlord’s sole discretion, from each guarantor of the Lease and each prior tenant under the Lease reaffirming such party’s obligations and liabilities under the guaranty or the Lease after any such Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-16- Transfer. If the proposed Transferee is subject to any new requirements under Applicable Law (including ADA), (i) Tenant shall be liable for any costs or expenses to comply with such requirements, and (ii) to the extent such requirements require Alterations, Tenant shall deliver for Landlord’s approval plans and specifications complying with such additional requirements and acceptable security assuring timely, lien-free completion of construction. If Landlord consents to a Transfer (other than a change of control of Tenant), then Tenant shall pay Landlord an amount equal to any “Transfer Premium”. “Transfer Premium” means (A) in the case of an assignment, any consideration (including payment for leasehold improvements) paid by the assignee for such assignment, and (B) in the case of a sublease, license, or other occupancy agreement, for each month of the term of such agreement, the amount by which all rent and other consideration paid by the Transferee to Tenant pursuant to such agreement exceeds the Rent payable by Tenant hereunder with respect to the portion of the Premises subject to such Transfer. Tenant shall pay the Transfer Premium (I) in the case of an assignment, within 10 days after Tenant receives the consideration described above, and (II) in the case of a sublease, license, or other occupancy agreement, for each month of the term of such agreement, within five (5) business days after Tenant receives the rent and other consideration described above. If an Event of Default by Tenant occurs, then Landlord is irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any Transferee under any sublease, license, or other occupancy agreement to make all payments under such agreement directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until, if applicable, such Event of Default is cured. Such Transferee shall have the right to rely upon any representation by Landlord that an Event of Default by Tenant has occurred, whether or not confirmed by Tenant. (b) Landlord’s Options. Within 30 days after receipt of all required Transfer information, Landlord shall give Tenant written notice of its election (i) to consent to the Transfer; or (ii) to terminate this Lease as of the effective date of the Transfer as to the space covered by such Transfer for the remainder of the Term, in which event Tenant shall, subject to Paragraph 18, be relieved of its obligations accruing after the termination date with respect to the terminated interest; or (iii) not to consent to the Transfer, in which event this Lease shall continue in full force and effect. If Landlord fails to timely make such election, then Landlord shall be deemed to have elected option (iii) above. Any Transfer occurring without Landlord’s consent shall be void and shall constitute an Event of Default hereunder; no notice or cure or grace period provided in this Lease shall apply to any Transfer occurring without Landlord’s consent. In any event, all renewal options, expansion options, rights of first refusal, rights of first offer, and other preferential rights under this Lease are personal to the original Tenant under this Lease and shall not be exercisable by any Transferee. Neither Landlord’s acceptance of any name for listing on the Building directory or other signage, nor Landlord’s acceptance of Rent from any Transferee, shall be deemed, or substitute for, Landlord’s consent to a Transfer. (c) Consent. Landlord shall not unreasonably withhold consent to any Transfer (other than an encumbrance of this Lease) pursuant to this Paragraph. Among the reasons Landlord may withhold its consent are (the following is not intended to be an exhaustive list): (i) Transferee’s financial condition is not reasonably satisfactory to Landlord or does not evidence Transferee’s ability to pay its obligations (including those undertaken in connection with the Transfer) when due; (ii) the net worth of Transferee (plus any guarantor) is less than that of Tenant (plus any guarantor) as of the Date of Lease or the effective date of Transfer, whichever is greater; (iii) Transferee refuses to provide additional security required by Landlord as a result of a change Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-17- in financial creditworthiness or legal structure, such as increased security deposit, guaranties, etc.; (iv) Transferee’s use of the Premises conflicts with the Permitted Use or any exclusive usage rights granted to any other tenant in the Building; (v) the use, nature, business, activities or reputation in the business community of Transferee (or its principals, employees or invitees) are not acceptable to Landlord; (vi) an uncured Event of Default exists under this Lease (or a condition exists which, with the passage of time or giving of notice, would become an Event of Default); (vii) Transferee is an occupant of, or Landlord is otherwise engaged in lease negotiations with Transferee for, other premises in the Project; (viii) Transferee is or has been involved in a dispute or litigation with any Landlord Party; or (ix) the rental to be paid by the Transferee is not equivalent to the then market rental rate for similar space in The Woodlands, Texas. Notwithstanding anything contained herein to the contrary, Landlord shall not be obligated to entertain or consider any request by Tenant to consent to any proposed assignment of this Lease or sublease of all or any part of the Premises unless each request by Tenant is accompanied by a nonrefundable fee payable to Landlord in the amount of $1,000 to cover Landlord’s administrative, legal, and other costs and expenses incurred in processing each of Tenant’s requests. Neither Tenant’s payment nor Landlord’s acceptance of the foregoing fee shall be construed to impose any obligation whatsoever upon Landlord to consent to Tenant’s request. (d) No Consent Required. Notwithstanding the foregoing and for purposes of this Lease, the following shall not be considered a Transfer prohibited hereunder or otherwise require Landlord’s consent: (i) (if Tenant is a corporation or a limited liability company) the addition of stockholders or members and the withdrawal of stockholders or members in the normal course of Tenant’s business or (ii) the assignment of this Lease to any successor of Tenant (A) into which or with which Tenant is merged or consolidated, (B) arising from the transfer of Tenant’s interest under this Lease made in conjunction with the transfer of a majority of the assets and liabilities of Tenant, or (C) arising from the acquisition of the assets and liabilities of another entity by Tenant or any entity owned or controlled by Tenant, so long as in each of the circumstances described in (i) and (ii) above, the surviving entity or assignee shall (I) assume all obligations of Tenant hereunder and (II) have a net worth greater than or equal to Tenant. In any event, Tenant shall provide prior written notice of the foregoing so as to permit Landlord a reasonable amount of time to make a determination concerning Tenant’s compliance with the requirements of (I) and (II) above. 13. INDEMNITY. Subject to Paragraph 14(c), Tenant shall hold Landlord, its trustees, affiliates, subsidiaries, members, principals, beneficiaries, partners, officers, directors, shareholders, employees, Landlord’s Mortgagee(s) (defined in Paragraph 20) and agents (including the manager of the Project) (collectively, “Landlord Parties”) harmless from, and indemnify and defend such parties against, all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including reasonable attorneys’ fees and other professional fees (each a “Claim” and collectively “Claims4”) that may be imposed upon, incurred by or asserted against any of such indemnified parties that arise out of or in connection with any damage or injury occurring in the Premises. Provided Landlord Parties are properly named as additional insureds in the policies required to be carried under this Lease, and except as otherwise expressly provided in this Lease, the indemnity set forth in the preceding sentence shall be limited to the greater of (A) $3,000,000, and (B) the aggregate amount of general/umbrella liability insurance actually carried by Tenant. Subject to Paragraphs 11(b), 14(c) and 23, Landlord shall hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, shareholders, Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-18- employees and agents (collectively, “Tenant Parties”) harmless from, and indemnify and defend such parties against, all Claims that arise out of or in connection with any damage or injury occurring in or on the Project (excluding the Premises), to the same extent the Tenant Parties would have been covered had they been named as additional insureds on the commercial general liability insurance policy required to be carried by Landlord under this Lease. The indemnity set forth in the preceding sentence shall be limited to the amount of $3,000,000. 14. INSURANCE. (a) Tenant’s Insurance. Tenant shall maintain the following insurance (“Tenant’s Insurance”), at its sole cost and expense: (1) commercial general liability insurance on the most current edition of ISO form CG 00 01, providing, on an occurrence basis, a per occurrence limit of no less than $1,000,000 and shall include broad form contractual liability coverage; (2) causes of loss-special form (formerly “all risk”) property insurance on the most current ISO form CP 10 30, covering all ABS leasehold improvements and Tenant’s trade fixtures, equipment, furniture and other personal property within the Premises (“Tenant’s Property”) in the amount of the full replacement cost thereof; (3) business income (formerly “business interruption”) and extra expense insurance on the most current edition of ISO form CP 00 30 providing coverage not less than six (6) months of Tenant’s annual Rent under the Lease; (4) business automobile liability insurance, on an occurrence basis, on the most current edition of ISO form CA 00 01 to cover all owned, hired and nonowned automobiles owned or operated by Tenant providing a minimum combined single limit of $1,000,000; (5) workers’ compensation insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute (provided, however, if no workers’ compensation insurance is statutorily required, Tenant shall carry workers’ compensation insurance in a minimum amount of $1,000,000); (6) employer’s liability insurance in an amount of at least $1,000,000 per occurrence; and (7) umbrella liability insurance, on an occurrence basis, that follows form in excess of the limits specified in (1), (4) and (6) above, of no less than $2,000,000 per occurrence and in the aggregate, and such coverage must “drop down” for exhausted aggregate limits. Any company underwriting any of Tenant’s Insurance shall have, according to A.M. Best Insurance Guide, a Best’s rating of not less than A- and a Financial Size Category of not less than VIII and authorized to sell insurance in the state in which the Premises is located. All commercial general liability, business automobile liability and umbrella liability insurance policies shall (i) name Landlord (or any successor), Landlord’s property manager, Landlord’s Mortgagee (if any), and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord as the interest of such designees shall appear, as “additional insureds”, and the commercial general liability policy shall include the most current edition of ISO CG 20 11 Additional Insured Endorsement without exclusion for the acts or omissions of the additional insureds, and (ii) be endorsed to be primary with Landlord’s policy being secondary and noncontributory. All Tenant’s insurance policies shall be endorsed to waive all rights of subrogation by insurer in favor or the Landlord Parties. Tenant shall cause Landlord to be designated as a loss payee with respect to Tenant’s causes of loss-special form (formerly “all risk”) property insurance with respect to all ABS leasehold improvements. If any aggregate limit is reduced because of losses paid to below 75% of the limit required by this Lease, Tenant will notify Landlord in writing within 10 days of the date of reduction. All policies of Tenant’s Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days’ advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate(s) Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-19- of insurance, executed by an authorized representative of the insurers, and all required endorsements evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided access to the Premises for any reason, and upon renewals at least 10 days prior to the expiration of the insurance coverage. All of Tenant’s Insurance policies, endorsements and certificates will be on forms and with deductibles and self-insured retention, if any, reasonably acceptable to Landlord. The limits of Tenant’s insurance shall not limit Tenant’s liability under this Lease. (b) Landlord’s Insurance. Landlord shall maintain: (1) commercial general liability insurance applicable to the Project which provides, on an occurrence basis, a minimum combined single limit of no less than $2,000,000 (coverage in excess of $1,000,000 may be provided by way of an umbrella/excess liability policy); and (2) causes of loss-special form (formerly “all risk”) property insurance on the Building in the amount of the replacement cost thereof, as reasonably estimated by Landlord. The foregoing insurance and any other insurance carried by Landlord may be effected by a policy or policies of blanket insurance and shall be for the sole benefit of Landlord and under Landlord’s sole control. Consequently, Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder. (c) Mutual Waiver of Subrogation. Notwithstanding anything in this Lease to the contrary, Tenant waives, and shall cause its insurance carrier(s) and any other party claiming through or under such carrier(s), by way of subrogation or otherwise, to waive any and all rights of recovery, Claim, action or causes of action against all Landlord Parties for any loss or damage to Tenant’s business, any loss of use of the Premises, and any loss, theft or damage to Tenant’s Property (including Tenant’s automobiles or the contents thereof), INCLUDING ALL RIGHTS (BY WAY OF SUBROGATION OR OTHERWISE) OF RECOVERY, CLAIMS, ACTIONS OR CAUSES OF ACTION ARISING OUT OF THE NEGLIGENCE OF ANY LANDLORD PARTY, which loss or damage is (or would have been, had the insurance required by this Lease been maintained) covered by insurance. In addition, Landlord waives, and shall cause its insurance carrier(s) and any other party claiming through or under such carrier(s), by way of subrogation or otherwise, to waive, any and all rights of recovery, Claim, action or causes of action against all Tenant Parties for any loss of or damage to or loss of use of the Building, any additions or improvements to the Building, or any contents thereof, INCLUDING ALL RIGHTS (BY WAY OF SUBROGATION OR OTHERWISE) OF RECOVERY, CLAIMS, ACTIONS OR CAUSES OF ACTION ARISING OUT OF THE NEGLIGENCE OF ANY TENANT PARTY, which loss or damage is (or would have been, had the insurance required by this Lease been maintained) covered by insurance. 15. FIRE OR CASUALTY. (a) No Restoration. Within 90 days after discovering any damage to the Project resulting from any fire or other casualty, Landlord may, whether or not the Premises are affected, terminate this Lease by notifying Tenant in writing if (i) any “Landlord’s Mortgagee”, as defined in Paragraph 20, requires that any insurance proceeds be used to pay any mortgage debt; (ii) any damage to the Building or other portions of the Project is not fully covered (other than applicable deductibles) by Landlord’s insurance policies; (iii) Landlord is prohibited by Applicable Law from rebuilding the Building or Common Areas so that it and they will be substantially the same structurally and architecturally; (iv) the damage occurs during the last 12 months of the Term; or Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-20- (v) the Building or other portions of the Project are damaged by fire or other casualty to the extent that reconstruction cannot reasonably be completed within 1 year after the date of damage, as determined by Landlord. Additionally, if (A) the Premises or Building are damaged by fire or other casualty to the extent that reconstruction cannot reasonably be completed within 1 year after the date of damage, as determined by Landlord, or (B) more than 50% of the RSF of the Premises becomes untenantable due to casualty damage during the last 12 months of the Term, then Tenant may, by written notice given within 90 days of such damage, terminate this Lease. If the Lease is terminated pursuant to this Paragraph 15(a), then Tenant shall be entitled to a fair diminution of Base Rent while and to the extent Tenant is unable to conduct its business in the Premises prior to such termination. Provided however, if the provisions of this Paragraph are not as stringent as provided for in the loan agreements, mortgages, or deeds of trust, or any other agreement or document of any Landlord’s Mortgagee, then such agreement or document of the Landlord’s Mortgagee shall be controlling, and this Paragraph 15 shall be subordinate to such agreement or document. (b) Restoration. If this Lease is not so terminated, Landlord shall reconstruct the Premises and/or the Building to substantially the same condition as existed immediately prior to the date of damage, except that Landlord shall not be required to spend more than the insurance proceeds made available for such purposes by Landlord’s Mortgagee. However, Landlord shall only be required to reconstruct the Building Standard leasehold improvements existing in the Premises on the date of damage (“Landlord’s Contribution”). Tenant shall pay the difference between the total cost of reconstructing the Premises and Landlord’s Contribution (“Tenant’s Contribution”). Prior to Landlord’s commencement of reconstruction, Tenant shall place Landlord’s estimate of Tenant’s Contribution in escrow with Landlord (or furnish Landlord with other commercially reasonable assurances of payment). Tenant shall be entitled to a fair diminution of Base Rent while and to the extent Tenant is unable to conduct its business in the Premises. 16. CONDEMNATION. If any portion of the Premises becomes permanently untenantable following condemnation (or conveyance by deed in lieu thereof) of any portion of the Project, then either Landlord or Tenant may, by written notice given within 60 days after the date of taking, terminate this Lease as to the untenantable portion of the Premises effective as of the date of taking. If this Lease is so terminated as to only part of the Premises, Landlord shall (a) grant a fair diminution of Base Rent; and (b) make all repairs necessary to convert the remaining Premises to a complete architectural and tenantable unit, but only to the extent proceeds attributable to the area taken (based on an equitable allocation excluding any award for land) are made available for such purpose by Landlord’s Mortgagee. Tenant waives the right to assert any claim for the taking or conveyance of any right, interest or estate under this Lease, and assigns such right to Landlord. However, Tenant may, to the extent permitted by Applicable Law, pursue a claim against the condemnor for its moving expenses, inconvenience and business interruption in a proceeding independent of Landlord’s condemnation suit, so long as Landlord’s award is not thereby reduced or delayed. 17. DEFAULTS AND REMEDIES. (a) Events of Default. Each of the following shall be an “Event of Default” under this Lease: (i) Tenant fails to pay any monetary obligation under this Lease when due; or (ii) except Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-21- as otherwise expressly provided in this Lease, Tenant fails to comply with any non-monetary obligation under this Lease within 10 days after written notice or, if such non-monetary failure is of a nature requiring more than 10 days to cure using reasonable diligence, fails to promptly commence such cure within such 10-day period and thereafter diligently prosecute same to completion within 10 additional days (provided that the foregoing notice procedure shall not apply to the occurrences described in clauses (iii) through (ix) below for which only a single informative notice without opportunity to cure is necessary); or (iii) Tenant fails to comply with any single provision of this Lease more than 2 times during any consecutive 12 month period during the Term regardless of cure; (iv) the failure to dismiss any petition filed by or against Tenant or any guarantor under the U.S. Bankruptcy Code (or similar law) within 45 days; or (v) the assignment of, or appointment of a receiver or trustee for, Tenant’s leasehold interest or substantially all of the assets of Tenant or any guarantor; or (vi) Tenant fails to take possession of, or subsequently abandons or vacates, the Premises; or (vii) if Tenant is a legal entity, Tenant dissolves, liquidates or otherwise ceases to exist in good standing in the State; or (viii) the death or dissolution of any guarantor; or (ix) Tenant becomes or is declared insolvent according to Applicable Law. (b) Remedies. Upon any Event of Default, Landlord shall have the right: (i) to terminate this Lease as to all or any interest therein; (ii) to terminate Tenant’s right of possession of all or any part of the Premises (including any parking attributable thereto) without terminating this Lease; (iii) to re-enter the Premises, change or pick locks, alter security devices and lock out or expel Tenant and any other occupant of the Premises without complying with Applicable Law, the benefits of which are waived by Tenant to the fullest extent permitted; (iv) to remove and store, at Tenant’s expense, all property in the Premises using such lawful force as may be necessary; (v) to apply any Security Deposit as permitted under this Lease; (vi) to cure such Event of Default for Tenant at Tenant’s expense (plus a 15% administrative fee); (vii) to withhold or suspend payment of sums Landlord would otherwise be obligated to pay to Tenant under this Lease, as amended; and/or (viii) to require all future payments to be made by cashier’s check or money order after the first time any check is returned for insufficient funds, or the second time any sum due hereunder is more than 5 days late. In addition, Landlord may, without regard to any notice or cure provision and whether or not an Event of Default exists, (A) impose a late charge of 10% on any amount not paid within 5 days after becoming due and (B) charge interest on any amount not paid when due from the due date through the date of payment at the “Default Rate”, which is the lesser of 18% per annum or the highest interest rate permitted by Applicable Law. TENANT SHALL INDEMNIFY, HOLD HARMLESS AND DEFEND LANDLORD PARTIES AGAINST CLAIMS ARISING FROM ANY BREACH OF TENANT’S OBLIGATIONS UNDER THIS LEASE. (c) Election of Remedies. Landlord may exercise the foregoing rights and remedies, as well as any other rights or remedies available under Applicable Law, without (i) judicial process; (ii) further notice to Tenant; (iii) incurring liability of any kind to Tenant, including liability for trespass or conversion; (iv) constituting an eviction of Tenant; (v) releasing Tenant or any guarantor from any obligation under this Lease; (vi) waiting until the Expiration Date; or (vii) prejudicing any other right or remedy of Landlord. All such rights and remedies, together with any rights and remedies available under Applicable Law, are cumulative with no exercise of any one or more of them prohibiting or waiving the exercise of any other. Landlord may, at any time after terminating Tenant’s right to possess the Premises without terminating this Lease, elect Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-22- to terminate this Lease and thereupon pursue any and all other rights and remedies otherwise available upon such latter election. (d) Measure of Damages. If Landlord either terminates this Lease or terminates Tenant’s right to possess the Premises without terminating this Lease, Tenant shall immediately surrender and vacate the Premises and pay Landlord (i) the cost of recovering the Premises; (ii) all Rent accrued through the end of the month in which the termination becomes effective; (iii) all expenses reasonably incurred by Landlord in enforcing its rights and remedies under this Lease, including attorneys’ fees, court costs and interest at the Default Rate; (iv) “Landlord’s Reletting Expenses” equal to commercially reasonable costs, losses and expenses incurred by Landlord in reletting all or any portion of the Premises, including the cost of removing and storing Tenant’s Property or other property, repairing and/or demolishing the Premises, removing and/or replacing Tenant’s signage and other fixtures, making the Premises ready for a new tenant, including the cost of advertising, commissions, architectural fees and leasehold improvements (even if such items are amortized over a new lease term which exceeds the balance of the Term), and any allowances and/or concessions provided by Landlord; and (v) “Landlord’s Rental Damages” equal to the amount (never less than zero) by which (A) the total Rent payable by Tenant for the portion of the Term that is or would be remaining after the month in which the termination becomes effective exceeds (B) the Fair Rental Value of the Premises for such period. For purposes of calculating Landlord’s Rental Damages, each monthly payment of Rent and Fair Rental Value shall be discounted at the Prime Rate from its respective due date to its present value as of the date of termination. The “Fair Rental Value” is the total rental that would be received from a comparable tenant for a comparable lease of premises in the Building of equivalent quality, size, condition, remaining lease term and location as the Premises, taking into account rental rates and concessions then generally prevailing in the market place, the period of time the Premises are reasonably expected to remain vacant before commencement of rental payments by a suitable new tenant, and all other relevant factors. If any portion of the Premises is relet, the Fair Rental Value for such relet portion shall be calculated based upon the rental receivable by Landlord for the applicable reletting term. The “Prime Rate” is the prime rate then published by Citibank, N.A., its successors or assigns, or another major financial institution selected by Landlord. Until the earlier of the termination of this Lease or the final determination of all damages under this Lease, all Rent payable under this Lease shall continue to accrue and be payable when due during the Term. Once the aggregate amount of damages is determined pursuant to the foregoing provisions, the unpaid balance, if any, shall thereafter accrue interest at the Default Rate until paid in full. (e) Mitigation of Damages. Upon termination of Tenant’s right to possess the Premises, Landlord shall, to the extent required by Applicable Law (and no further), use objectively reasonable efforts to mitigate damages by reletting the Premises. Landlord shall not be deemed to have failed to use objectively reasonable efforts to mitigate damages if Landlord refuses to lease the Premises to a prospective new tenant with respect to whom Landlord would be entitled to withhold its consent pursuant to Paragraph 12(c), or who (i) is an affiliate, parent or subsidiary of Tenant; (ii) is not acceptable to Landlord’s Mortgagee(s); (iii) requires improvements to the Premises to be made at Landlord’s expense; or (iv) is unwilling to accept lease terms then proposed by Landlord, including: (A) leasing for a shorter or longer term than remains under this Lease, (B) re-configuring or combining the Premises with other space, (C) taking all or only a part of the Premises, and/or (D) changing the use of the Premises. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-23- (f) Attorneys’ Fees. In any dispute regarding this Lease, the prevailing party shall be entitled to recover reasonable attorneys’ fees, court costs and expenses from the other party. (g) Landlord’s Lien. To secure Tenant’s obligations under this Lease, Tenant grants Landlord a contractual security interest on all of Tenant’s Property now or hereafter situated in the Premises and all proceeds therefrom, including insurance proceeds (collectively, “Collateral”). No Collateral shall be removed from the Premises without Landlord’s prior written consent until all of Tenant’s obligations are fully satisfied (except in the ordinary course of business and then only if replaced with items of same value and quality). Upon any Event of Default, Landlord may, to the fullest extent permitted by Applicable Law and in addition to any other remedies provided herein, enter upon the Premises and take possession of any Collateral without being held liable for trespass or conversion, and sell the same at public or private sale, after giving Tenant at least 5 days written notice (or more if required by Applicable Law) of the time and place of such sale. Such notice may be sent with or without return receipt requested. Unless prohibited by Applicable Law, any Landlord Party may purchase any Collateral at such sale. The proceeds from such sale, less Landlord’s expenses, including reasonable attorneys’ fees and other expenses, shall be credited against Tenant’s obligations. Any surplus shall be paid to Tenant (or as otherwise required by Applicable Law) and any deficiency shall be paid by Tenant to Landlord upon demand. Upon request, Tenant shall execute and deliver to Landlord a financing statement sufficient to perfect the foregoing security interest or Landlord may, at its option, file a copy of this Lease as a financing statement, as permitted under Applicable Law. Notwithstanding anything contained herein to the contrary, Landlord shall not be obligated to entertain or consider any request by Tenant for Landlord to subordinate Landlord’s security interest and lien in the Collateral unless each request by Tenant is accompanied by a nonrefundable fee payable to Landlord in the amount of $500.00 to cover Landlord’s administrative, legal, and other costs and expenses incurred in processing each of Tenant’s requests. (h) Force Majeure. Time is of the essence. However, if either party is unable to perform any obligations under this Lease due to unavailability of materials or equipment, strikes or other labor difficulties, governmental restrictions, casualties, acts of terrorism, cyber-attacks, acts of public enemy, acts of bioterrorism, plagues, epidemics, pandemics, outbreak of a communicable disease leading to extraordinary restrictions including quarantine or movement of people or goods, or other causes beyond such party’s reasonable control, such obligation shall be stayed for the duration of such condition. This Paragraph shall not affect or postpone the payment of Rent or other monies by Landlord or Tenant, except as otherwise expressly provided in the attached Construction Agreement (if any). 18. END OF TERM. (a) Surrender. Upon the earlier of the Expiration Date or Landlord’s termination of Tenant’s right of possession of the Premises, Tenant shall peaceably surrender the Premises (including all Alterations and leasehold improvements) to Landlord, vacuum-clean, free of debris and in the same condition existing as of the Commencement Date, subject to ordinary wear and tear and except for damage due to casualty and condemnation. (b) Removal of Improvements and Tenant’s Property. Upon the earlier of the Expiration Date or Landlord’s termination of Tenant’s right of possession of the Premises pursuant Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-24- to Paragraph 17(b), and except as otherwise expressly provided in writing by Landlord at the time of installation, (i) all leasehold improvements and Alterations installed in the Premises, including all built-in fixtures and cabling, shall become Landlord’s property; and (ii) Tenant shall, at its expense, immediately remove all of Tenant’s Property from the Premises; notwithstanding the foregoing, however, if there then exists an uncured Event of Default, then Tenant shall remove the Tenant’s Property only upon Landlord’s written demand for such removal. However, except as otherwise expressly provided in writing by Landlord at the time of installation, Landlord may, at Tenant’s expense, remove from the Premises (or require to be removed by Tenant or an approved third party contractor) any or all Alterations, cabling and/or ABS leasehold improvements. Tenant shall, within 30 days after Landlord’s invoice, reimburse Landlord for the cost to restore the Premises and otherwise repair any damage caused by any of the foregoing removal work. All of Tenant’s foregoing obligations shall survive the Expiration Date. If Tenant’s Property is not timely removed, Landlord may, upon 10 days written notice to Tenant’s address (which notice Tenant agrees shall be deemed “reasonable”), and to the fullest extent permitted by Applicable Law: (A) treat such property as abandoned by Tenant with full rights of ownership in Landlord; (B) remove and store such property at Tenant’s expense with reimbursement by Tenant to Landlord upon demand; and/or (C) sell or dispose of such property without delivering any proceeds to Tenant. Tenant waives all Claims against the Landlord Parties arising from any right available to Tenant under Applicable Law restricting Landlord’s foregoing rights, and the right to assert any Claim against Landlord for the value or use of any property abandoned by Tenant in the Premises. (c) Hold Over. If any Tenant Party remains in possession of the Premises after the Expiration Date, whether or not with Landlord’s consent but without executing a new lease (“Hold Over”), the Term shall not be extended, nor shall any rights or remedies of Landlord be adversely affected, even if Landlord thereafter accepts Rent. Instead, during the Hold Over, Tenant shall be deemed a tenant at sufferance (and not a tenant at will or month-to-month tenant) subject to all provisions of this Lease except that monthly Base Rent and Tenant’s Share of Operating Expenses shall be 150% the greater of (i) the amount payable during the last month of the Term, or (ii) Landlord’s then-quoted rental rate for comparable space in the Project. Either party may terminate the Hold Over immediately upon written notice. Tenant shall pay Landlord all damages incurred by reason of any Hold Over. 19. NOTICES. All notices shall be delivered by hand, reputable overnight courier or certified mail (return receipt requested), postage prepaid, or by legible facsimile, or e-mail to Landlord at the Addresses for Notice specified in the Business Points (or to such other address as may be specified by written notice to Tenant); and to Tenant at the appropriate address(es) specified in the Business Points. Notice shall be deemed given upon tender of delivery, if sent by hand; the day after posting, if sent by overnight courier; upon three days after posting, if sent by certified letter; or the next business day after the date of delivery, if sent by facsimile or e-mail, except that a change of address notice shall be effective 5 business days after actual receipt. Notices to Tenant addressed to the Premises may be made by posting on the entrance door of the Premises. 20. LANDLORD’S FINANCING. This Lease is subordinate to all liens, deeds of trust, and ground leases now or hereafter encumbering the Building, and all refinancings, replacements, modifications, extensions or consolidations thereof. Tenant shall attorn to any mortgagee, ground lessor, trustee under a deed of trust or purchaser at a foreclosure or trustee’s sale (“Landlord’s Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-25- Mortgagee”) as “Landlord” under this Lease. Tenant shall, within 5 business days after Landlord’s request, execute and deliver to Landlord in recordable form whatever true and correct instruments may be required to evidence such subordination and attornment. If Tenant fails to execute and deliver such instrument as required, the statements therein shall be deemed to be true. Additionally, any failure by Tenant to deliver the instrument in compliance with this Paragraph shall be an Event of Default; no notice or cure or grace period provided in this Lease shall apply to Tenant’s obligations to timely deliver such instrument. Landlord’s Mortgagee may at any time subordinate its lien to this Lease by unilaterally executing a subordinating instrument. Tenant shall not exercise any right or remedy under this Lease or at law or in equity unless (a) Tenant gives written notice to Landlord and Landlord’s Mortgagee (whose name and address shall be provided upon request) specifying the exact nature of the alleged breach and how it may be remedied; and (b) both Landlord and Landlord’s Mortgagee fail to cure same within 30 days after receipt of Tenant’s notice (plus such additional time as Landlord’s Mortgagee may require). If Landlord’s Mortgagee succeeds to the interest of Landlord under this Lease, Landlord’s Mortgagee shall not be (i) liable for any act or omission of any prior landlord (including Landlord); (ii) liable for the return of any security deposit unless delivered to Landlord’s Mortgagee; (iii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord); or (iv) bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord). 21. RIGHTS RESERVED BY LANDLORD. Landlord (and its designated agents, contractors and managers) shall have the following rights: (a) Access to the Premises. To enter the Premises upon reasonable notice (except in emergencies when no notice is required) for purposes of (i) inspection; (ii) making repairs, additions, improvements or alterations to the Premises, any adjoining space or the Building as permitted or required under this Lease or as Landlord elects; (iii) confirming Tenant’s compliance with this Lease; and (iv) exhibiting the Premises to prospective purchasers, mortgagees or tenants. During each entry, Landlord shall use reasonable good faith efforts to minimize interference with Tenant’s use of the Premises. In no event shall Tenant be deemed constructively evicted nor entitled to any abatement of Rent. Landlord shall at all times retain a mechanical or card key to all doors in or about the Premises, except Tenant’s vaults, safes and other portions of the Premises reasonably designated by Tenant in writing as “secure areas” (to which Landlord shall not be required to provide Building Standard maintenance or janitorial services). In emergencies or if otherwise required to comply with this Lease, Landlord shall have the right to use any and all means necessary to open any doors, including doors to any designated secure areas, as may be reasonably necessary under the circumstances. Landlord may erect scaffolding and other structures where reasonably required by the character of the work. (b) Project Modifications. To alter, decorate and repair or construct new improvements upon the Project or any adjacent property, structurally or otherwise, as determined by Landlord in its sole discretion, including changing the arrangement, location and/or size of entrances, passageways, doorways, corridors, elevators, stairs, restrooms and other public components, and to place, inspect, repair and replace in the Premises (below floors, above ceilings or next to columns) any utilities, pipes, cables or similar equipment serving areas outside the Premises, or to rename the Project. Any diminution or shutting off of light, air or view by any Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-26- structure which is now or may hereafter be constructed on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord. (c) Right to Relocate. To require Tenant, upon 60 days’ notice, to relocate the Premises to any other premises within the Building or to other buildings in the Project (“Relocated Premises”) on a date of relocation (the “Relocation Date”) specified therein. In such event, all reasonable expenses of moving Tenant and decorating the Relocated Premises with substantially the same leasehold improvements shall be at the expense of Landlord, including the physical move, telephone installation and costs of reprinting stationery (but only in the quantity existing immediately prior to the relocation). Within 5 business days following receipt of Landlord’s relocation notice, Tenant shall have the option, effective as of the Relocation Date, either to enter into an appropriate lease amendment relocating the Premises, or to terminate the Lease. Failure of Tenant to choose either option shall constitute Tenant’s election to relocate. If Tenant elects to relocate, Landlord shall have the option to tender the Relocated Premises to Tenant on any date within a 30 day period prior to or after the Relocation Date, in which event the Relocation Date shall become the date of tender of possession of the Relocated Premises. From the Relocation Date through the Expiration Date, the aggregate Base Rent for the Relocated Premises shall be the same as for the original Premises. (d) Use of Information in Advertising. To use the name of Tenant and any occupant or user of the Premises and other general information (not including proprietary, non-public financial information) about the Tenant and such occupant or user, and the terms of the Lease, in advertising and promotional materials. (e) Other Rights. To take such other measures Landlord deems necessary or advisable for the ongoing operation, maintenance and protection of the Project. Tenant shall fully cooperate with all of such further measures undertaken by Landlord. 22. HAZARDOUS MATERIALS. (a) Definition. A “Hazardous Material” is any toxic, ignitable, reactive or corrosive substance now or hereafter regulated by any governmental authority, including any substance defined by Applicable Law as a “hazardous waste”, “extremely hazardous waste”, “solid waste”, “toxic substance”, “hazardous substance”, “hazardous material” or “regulated substance”. “Contamination” means any release or disposal of a Hazardous Material or biological or organic contaminant, including any such contaminant which could adversely impact air quality, such as mold, fungi or other bacterial agents, in or about the Premises or the Project which may result in a liability, fine, use restriction, cost recovery lien, remediation requirement or other government or private party action or imposition affecting any Landlord Party. For purposes of this Lease, Claims arising from Contamination shall include diminution in value, restrictions on use, adverse impact on leasing space, and all costs of site investigation, remediation, removal and restoration work. (b) Restrictions. No Hazardous Material shall be brought upon, kept, used or disposed of in or about the Premises or the Project by any Tenant Party without Landlord’s prior written consent. Tenant shall remove all Hazardous Materials from the Premises before the Expiration Date or earlier termination of the Lease Term. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-27- (c) Remediation. If Contamination occurs as a result of an act or omission of a Tenant Party, Tenant shall, at its expense, promptly take all actions necessary to comply with Applicable Law and to return the Premises, the Project and/or any adjoining property to its condition prior to such Contamination, subject to Landlord’s prior written approval of Tenant’s proposed methods, times and procedures for remediation. Tenant shall provide Landlord reasonably satisfactory evidence that such actions shall not adversely affect any Landlord Party or Contaminated property. Landlord may require that a representative of Landlord be present during any such actions and/or that such actions be taken after business hours. If Tenant fails to take any necessary remediation actions within 30 days after written notice from Landlord or an authorized governmental agency, Landlord may take such actions and Tenant shall reimburse Landlord therefor, plus a 15% administrative fee, within 30 days of Landlord’s invoice. 23. LANDLORD’S INTEREST. (a) Landlord’s Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, (I) THE LIABILITY OF THE LANDLORD PARTIES TO TENANT SHALL BE LIMITED TO AN AMOUNT EQUAL TO THE LESSER OF (A) LANDLORD’S INTEREST IN THE PROJECT, OR (B) THE EQUITY INTEREST LANDLORD WOULD HAVE IN THE PROJECT IF THE PROJECT WERE ENCUMBERED BY THIRD-PARTY DEBT IN AN AMOUNT EQUAL TO 80% OF THE FAIR MARKET VALUE OF THE PROJECT; (II) TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROJECT FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST ANY LANDLORD PARTY; (III) NO LANDLORD PARTY SHALL HAVE ANY PERSONAL LIABILITY FOR ANY JUDGMENT OR DEFICIENCY, AND TENANT WAIVES AND RELEASES SUCH PERSONAL LIABILITY ON BEHALF OF ITSELF AND ALL PARTIES CLAIMING BY, THROUGH OR UNDER TENANT; AND (IV) NO LANDLORD PARTY SHALL BE LIABLE FOR ANY INJURY OR DAMAGE TO, OR INTERFERENCE WITH, TENANT’S BUSINESS, INCLUDING LOSS OF PROFITS, LOSS OF RENTS OR OTHER REVENUES, LOSS OF BUSINESS OPPORTUNITY, LOSS OF GOODWILL OR LOSS OF USE, OR FOR ANY FORM OF SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGE. EXCEPT AS PROVIDED IN THE PRECEDING SENTENCE, TENANT WAIVES ALL OTHER RIGHTS OF RECOVERY AGAINST ALL LANDLORD PARTIES. (b) Conveyance. Landlord may convey any or all of its interest in this Lease or the Project at any time. The term “Landlord” means only the owner of the Landlord’s interest in this Lease at the time in question. Immediately upon conveyance by Landlord of such interest, the conveying party shall be released from all obligations of “Landlord” thereafter arising under this Lease, and Tenant shall attorn and look solely to the new Landlord for performance of such obligations. Upon conveyance, the balance of any Security Deposit shall be delivered to the new Landlord and Tenant shall thereafter look solely to the new Landlord for application or return. 24. EXECUTION AND SIGNING AUTHORITY. Draft documents submitted for review do not convey any right to Tenant in the Premises or other space. This Lease shall become effective only upon full execution and delivery by all parties and, if required, upon approval by Landlord’s Mortgagee. This Lease may be executed in counterparts, each of which shall be an original and all of which shall be one and the same instrument. Each party and its counsel have Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-28- reviewed and revised this Lease after arms-length negotiations. Accordingly, the rule of construction that ambiguities are resolved against the drafting party shall not apply to this Lease or any amendments hereof. This Lease shall bind and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted Transferees, unless otherwise expressly set forth herein. Each individual person or entity executing this Lease as Tenant shall be jointly and severally bound and liable as “Tenant” under this Lease. If Tenant is a legal entity, each person signing this Lease for Tenant represents and warrants to Landlord (who reserves the right to request satisfactory evidence) that he is authorized to do so without further signature or authorization from such legal entity; that this Lease is fully binding on Tenant; and that Tenant is qualified to do business in the State. Except as otherwise expressly extended to the Landlord Parties or the Tenant Parties in this Lease, no beneficial rights are given to any third parties by or under this Lease. 25. QUIET ENJOYMENT. So long as Tenant performs its obligations under this Lease, it shall have the right to occupy the Premises without hindrance from Landlord or any person lawfully Claiming through Landlord, subject to the terms of this Lease, all superior mortgages, ground leases, deeds of trust and agreements, insurance requirements, matters of record, any parking easements and Applicable Law. Tenant understands that the Land is subject to a Parking Agreement with the Cynthia Woods Mitchell Center for the Performing Arts (“Center”) wherein the Center is given rights to use parking spaces in the Parking Facilities outside of the normal Building operating hours; Landlord shall not have any liability to Tenant arising out of Center’s use of the Parking Facilities during such hours. The hours of Center use are as follows: Day Hours Monday – Friday 6:00 P.M. - 12:00 A.M. Saturday 2:00 P.M. - 12:00 A.M. Sunday 12:00 P.M. - 12:00 A.M. 26. METHOD OF CALCULATION. Tenant is knowledgeable and experienced in commercial transactions and does hereby acknowledge and agree that the provisions of this Lease for determining charges and amounts payable by Tenant are commercially reasonable and valid and constitute satisfactory methods for determining such charges and amounts as required by Section 93.012 of the Texas Property Code. TENANT FURTHER VOLUNTARILY AND KNOWINGLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ALL RIGHTS AND BENEFITS OF TENANT UNDER SUCH SECTION, AS IT NOW EXISTS OR AS IT MAY BE HEREAFTER AMENDED OR SUCCEEDED. 27. WAIVER OF CONSUMER RIGHTS. TENANT HEREBY WAIVES ALL ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF TENANT’S OWN SELECTION, TENANT VOLUNTARILY ADOPTS THIS WAIVER. 28. OFAC CERTIFICATION. Tenant represents and warrants to Landlord that Tenant and Tenant's constituent owners or affiliates are currently in compliance with, and Tenant covenants Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-29- that it shall at all times during the Term (including any extension thereof) be and remain in compliance with, the regulations of the U.S. Department of the Treasury Office of Foreign Asset Control ("OFAC") and any statute, executive order (including (i) the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, to be referred to herein as the “Executive Order”, and (ii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, being Public Law 107-56 and sometimes referred to herein as the “USA Patriot Act”) or other governmental action relating thereto, including, without limitation, any and all other laws related to terrorism or money laundering (all of the foregoing being herein referred to collectively as the “Anti-Terrorism Laws”). Tenant further hereby covenants with Landlord that neither Tenant nor any of Tenant's respective constituent owners or affiliates is or shall be during the Term of this Lease a “Prohibited Person”, which is defined as follows: (A) a person or entity that is listed in the Annex to, or is otherwise subject to, the provisions of the Executive Order; (B) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (C) a person or entity with whom Landlord is prohibited from dealing with or otherwise engaging in any transaction by any Anti-Terrorism Law, including, without limitation, the Executive Order and the USA Patriot Act; (D) a person or entity who commits, threatens or conspires to commit or support “Terrorism” as defined in Section 3(d) of the Executive Order; (E) a person or entity that is named as a “specially designated national and blocked person” on the then-most current list published by OFAC at its official website or at any replacement website or other replacement official publication of such list; and (F) a person or entity who is affiliated with a person or entity listed in items (A) through (E) above. At any time and from time to time during the Term, Tenant shall deliver to Landlord, within ten (10) business days after receipt of a written request therefore, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant's compliance with this Paragraph. TENANT HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD AND ALL LANDLORD PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, RISKS, LIABILITIES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS) ARISING FROM OR RELATED TO ANY BREACH OF THE FOREGOING CERTIFICATION. The indemnification obligations set forth in this Paragraph shall survive the expiration or earlier termination of this Lease. 29. WAIVERS. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default will not be deemed or construed to constitute a waiver of any other violation or default. Landlord's acceptance of rental following an Event of Default will not be construed as a waiver by Landlord of such Event of Default, nor be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. TENANT HEREBY WAIVES AND SURRENDERS, FOR ITSELF AND ALL PERSONS OR ENTITIES CLAIMING BY, THROUGH AND UNDER TENANT, ANY RIGHTS, PRIVILEGES AND LIENS SET OUT UNDER SECTION 91.004 OF THE TEXAS PROPERTY CODE (AS AMENDED), AND TENANT EXEMPTS LANDLORD FROM ANY LIABILITY OR DUTY THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, TENANT, AFTER CONSULTATION WITH COUNSEL OF ITS OWN CHOOSING, HEREBY WAIVES ALL NOTICES AND DEMANDS (INCLUDING, WITHOUT LIMITATION, NOTICE OF BREACH OR DEFAULT, NOTICE OF NON- Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-30- PAYMENT OR NON-PERFORMANCE, DEMAND FOR PAYMENT OR PERFORMANCE, DEMAND FOR POSSESSION, NOTICE OF ANY CHANGE IN LOCKS OR ACCESS CONTROL DEVICES, REENTRY OR REPOSSESSION, AND NOTICE TO VACATE), EXCEPT FOR THOSE NOTICES AND DEMANDS EXPRESSLY REQUIRED IN THIS LEASE. 30. RENEWAL OPTION. Tenant shall have the option, provided that Tenant is not in default under this Lease, provided the Property Management Agreement has not been terminated and provided further that Tenant is operating in and in possession of the Premises; upon notification to Landlord in writing at least six (6) months prior to the expiration of the Term, to extend the Term of this Lease for one (1) additional period of One Hundred Twenty (120) months (each an “Extension Term”), with an annual Base Rent Rate at Market Rental Rate, as defined herein. Notwithstanding the foregoing, in no event shall the prevailing market rate for the first year of such Extension Term be lower than the annual Base Rental Rate in effect at the Expiration Date of the Term, or at the end of the first Extension Term as the case may be, plus a 2.5% increase in the annual Base Rental Rate for each subsequent year thereafter for the duration of the Extension Term. Landlord shall, within the thirty (30) days following receipt of Tenant’s notice of extension, advise Tenant in writing of Landlord’s initial good faith determination of the Market Rental Rate and Tenant shall within the next fifteen (15) days (the “Response Period”) following receipt of Landlord’s initial good faith determination, notify Landlord in writing of Tenant’s acceptance or rejection of Landlord’s initial determination of the Market Rental Rate. If on or before the last day of the Response Period Tenant: (x) notifies Landlord of Tenant’s acceptance of Landlord’s initial determination of the Market Rental Rate; or (y) does not notify Landlord in writing of Tenant’s acceptance or rejection of Landlord’s initial determination of the Market Rental Rate (in which event Tenant shall be deemed to have accepted Landlord’s good faith initial determination of the Market Rental Rate), this Lease shall be extended as provided herein and Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in Base Rent, within thirty (30) days after the last day of the Response Period. If on or before the last day of the Response Period, Tenant notifies Landlord in writing of Tenant’s rejection of Landlord’s initial determination of the Market Rental Rate, then Landlord and Tenant shall during the next forty-five (45) days negotiate in good faith to resolve their disagreement. If the disagreement has not been resolved to the mutual satisfaction of Landlord and Tenant within such forty-five (45) day period, then Tenant shall be entitled to have the Base Rent for the renewal term to be determined in accordance with the following: Tenant may initiate an appraisal by brokers to determine the Market Rental Rate by giving written notice to Landlord before the expiration of the forty-five (45) day good faith negotiation period. The brokers must be commercial real estate brokers with at least ten years’ experience in leasing property and buildings in the city or submarket in which the Premises are located. Within ten (10) thereafter, each party shall appoint its own appraiser and give written notice thereof to the other party. If either party does not appoint its appraiser within such ten (10) day period, then the appraiser selected by the other party shall determine the Market Rental Rate of the Premises, and such appraisal shall be binding upon the parties. If both appraisers are timely appointed, then the two appraisers shall confer and attempt to agree on the Market Rental Rate. If the two appraisers are unable to agree, but the higher appraisal is no more than ten percent (10%) higher than the lower appraisal, then the Market Rental Rate shall be the average of the two appraisals. If the higher appraisal is more than ten percent Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-31- (10%) greater than the lower appraisal, the two appraisers shall together select a third appraiser who shall also determine the Market Rental Rate. If the three appraisers all determine different Market Rental Rate, then the Market Rental Rate shall be the average of the two closest appraisals. The “Market Rental Rate” is the rate (or rates) a willing tenant would pay and a willing landlord would accept for a comparable transaction (e.g., renewal, expansion, relocation, etc., as applicable, in comparable space and in a comparable building) as of the commencement date of the applicable term, neither being under any compulsion to lease and both having reasonable knowledge of the relevant facts, considering the highest and most profitable use if offered for lease in the open market with a reasonable period of time in which to consummate a transaction. In calculating the Market Rental Rate, all relevant factors will be taken into account, including the location and quality of the Building, lease term, amenities of the Property, condition of the space and any concessions and allowances commonly being offered by Landlord for comparable transactions in the Property. The parties agree that the best evidence of the Market Rental Rate will be the rate then charged for comparable transactions in the Property. Notwithstanding the foregoing, in no event shall the Market Rental Rate for the first year of such Extension Term be lower than the annual Base Rental Rate in effect at the Expiration Date of the Term, and each subsequent year thereafter for the Extension Term shall include a 2.5% increase in the annual Base Rental Rate. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

-32- ACCORDINGLY, the parties execute and deliver this Lease as of the Date of Lease. LANDLORD: PARKWOOD 2, LLC a Texas limited liability company By: Name: Richard F. Bunch III Title: Manager TENANT: TWFG HOLDING COMPANY, LLC a Texas limited liability company By: Name: Richard F. Bunch III Title: President & CEO EXHIBITS & RIDERS: EXHIBIT “A” LEGAL DESCRIPTION OF THE LAND EXHIBIT “B” FLOOR PLAN OF PREMISES EXHIBIT “C” CONSTRUCTION AGREEMENT EXHIBIT “D” CERTIFICATE OF ACCEPTANCE OF PREMISES EXHIBIT “E” RULES AND REGULATIONS Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

A-i EXHIBIT “A” LEGAL DESCRIPTION OF THE LAND Being a 2.305-acre (100,388 square foot) tract of land situated in the John Taylor Survey, A-547, Montgomery County, Texas and being part of Restricted Reserve "A" of The Woodlands Business Park, Section Three subdivision as recorded by map or plat in Cabinet "C", Sheet 84 of the Plat Records of Montgomery County, Texas and a part of Unrestricted Reserve "K" Woodlands Business Park, Section One subdivision as recorded by map or plat in Cabinet "C", Sheet 164B. Said 2.305-acre tract being out of and a part of a tract of land conveyed to The Woodlands Commercial Properties Company, L.P., a Texas Limited Partnership, by virtue of Memorandum of Merger and Ownership dated July 31, 1997 recorded under Clerk's File No. 9747722 of the Official Public Records of Real Property in Montgomery County, Texas, and is further described by metes and bounds as follows with the basis of bearings being the northwesterly line of said Woodlands Business Park, Section Three: BEGINNING at a 5/8-inch iron rod with cap (stamped "WEISSER ENG. HOUSTON, TX") found in the southwesterly line of a 2.9940-acre tract conveyed to Montgomery County, Texas under Clerk's File No. 8030584, Film Code No. 034-01-0548 of the Official Public Records of Real Property of Montgomery County, Texas for the northwest corner of said Restricted Reserve A Woodlands Business Park, Section Three and the northeast corner of Woodlands Business Park, Section Two having Texas State Plane Coordinate Value of X = 3,115,218.20 (E); Y = 863,124.00(N), located South 07 deg. 54 min. 33 sec. West, a distance of 7,908.04 feet from the northeast corner of said John Taylor Survey, A-547 and being the northwest corner of said tract herein described; THENCE South 62 deg. 27 min. 13 sec. East, along the north line of said Restricted Reserve "A", a distance of 350.45 feet to a 5/8-inch iron rod with cap (stamped "WEISSER ENG. HOUSTON, TX") set in the westerly right-of-way line of Grogan's Mill Road (variable width right-of-way) for the northeast corner of said Restricted Reserve "A" and being the northeast corner of said tract herein described; THENCE South 27 deg. 32 min. 47 sec. West, along the westerly right-of-way line of said Grogan's Mill Road, a distance of 43.97 feet to 5/8-inch iron rod with cap (stamped "WEISSER ENG. HOUSTON, TX") found for an angle point of said tract herein described, from which a found 5/8-inch iron rod bears South 12 deg. 45 min. 02 sec. West, a distance of 0.35 feet; THENCE South 21 deg. 50 min. 09 sec. West, along the westerly right-of-way line of said Grogan's Mill Road, a distance of 150.75 feet to a found 5/8-inch iron rod being an angle point of said tract herein described; THENCE South 27 deg. 32 min. 47 sec. West, along the westerly right-of-way line of said Grogan's Mill Road, passing at a distance of 37.09 feet the northeast corner of Unrestricted Reserve "K" of said Woodlands Business Park, Section One, continuing along the east line of said Unrestricted Reserve "K" and the westerly right-of-way line of said Grogan's Mill Road, a total distance of 46.03 feet to a 5/8-inch iron rod found for the most northerly northwest corner of the residue of a tract of land conveyed to The Woodlands Commercial Properties Company, L.P., a Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

A-ii Texas Limited Partnership, by virtue of Memorandum of Merger and Ownership dated July 31, 1997 recorded under Clerk's File No. 9747722 of the Official Public Records of Real Property in Montgomery County, Texas and being the most easterly southeast corner of said tract herein described; THENCE South 59 deg. 26 min. 27 sec. West, along a northerly westerly line of said residual tract, a distance of 76.56 feet to a 5/8-inch iron rod found for an interior corner of said residual tract and being the most southerly southeast corner of said tract herein described; THENCE North 62 deg. 27 min. 13 sec. West, along a northerly line of said residual tract, a distance of 180.00 feet to a 5/8-inch iron rod found for an interior corner of said residual tract and being the most southerly southwest corner of said tract herein described; THENCE North 27 deg. 32 min. 47 sec. East, along an easterly line of said residual tract, a distance of 55.00 feet to a 5/8-inch iron rod found for the most northerly northeast corner of said residual tract and being an interior corner of said tract herein described; THENCE North 62 deg. 27 min. 13 sec. West, along a northerly line of said residual tract of land, a distance of 145.00 feet to a 5/8-inch iron rod with cap (stamped "WEISSER ENG. HOUSTON, TX") found in the westerly line of said Woodlands Business Park, Section Two, for the most northerly northwest corner of said residual tract and being the most westerly southwest corner of said tract herein described; THENCE North 27 deg. 32 min. 47 sec. East, along the westerly line of said Woodlands Business Park, Section Two, a distance of 250.00 feet to the POINT-OF-BEGINNING and containing 2.305 acres (100,388 square feet) of land. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

B-i EXHIBIT “B” FLOOR PLAN OF PREMISES The attached Drawing is only intended to show the general layout of the Premises and shall not be interpreted to increase or decrease the size of the Premises specified in Paragraph 1 of the Lease or grant to Tenant any rights or add any obligations to Landlord beyond those expressly set forth in the main body of the Lease. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

B-ii Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

C-2-i EXHIBIT “C” CONSTRUCTION AGREEMENT This Construction Agreement (“Agreement”) is attached as an Exhibit to an Office Lease (the “Lease”), between PARKWOOD 2, LLC, as Landlord, and TWFG HOLDING COMPANY, LLC, as Tenant. Unless otherwise specified, all terms used herein shall have the same meanings as in the Lease. 1. Approved Construction Documents. (a) Tenant’s Information. No later than ten (10) days after the Date of Lease, Tenant shall submit to Landlord all information necessary for the preparation of complete, detailed architectural, mechanical, electrical and plumbing drawings and specifications for construction of the Work (as defined below) in the Premises, including Tenant’s partition layout, reflected ceiling, telephone and electrical outlets and equipment rooms, doors (including hardware and keying schedule), glass partitions, windows, critical dimensions, structural loads, millwork, finish schedules, and HVAC and electrical requirements, together with all supporting information and delivery schedules (“Tenant’s Information”). (b) Construction Documents. Following Landlord’s execution of the Lease and receipt of Tenant’s Information, Landlord’s designated architectural/engineering firm shall prepare and submit to Tenant all finished and detailed architectural drawings and specifications, including mechanical, electrical and plumbing drawings (the “Construction Documents”). In addition, Landlord shall advise Tenant of the number of days of Tenant Delay (defined below) attributable to any extraordinary requirements (if any) contained in Tenant’s Information. (c) Approved Construction Documents. Within 3 days after receipt, Tenant shall approve and return the Construction Documents to Landlord. Upon Tenant’s approval, the Construction Documents shall become the “Approved Construction Documents”. Tenant designates Richard F. Bunch III (“Tenant’s Representative”) as the person authorized to approve all plans, drawings, change orders, and approvals pursuant to this Construction Agreement. Landlord shall not be obligated to respond to or act upon any such item until such item has been approved in writing by Tenant’s Representative. 2. Pricing and Bids. (a) Estimates. Following receipt of the Approved Construction Documents, Landlord will promptly price the construction of the Work (defined below) in accordance therewith and furnish written price estimates to Tenant. Tenant shall work with Landlord on the bidding process and shall be able to recommend general contractors for the construction of the Premises. (b) Approved Pricing. Upon receipt, Tenant shall promptly review such estimates and complete negotiations with Landlord for any changes or adjustments thereto. Within 5 days after such receipt, Tenant shall return the estimates with written approval to Landlord. 3. Landlord’s Contributions. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

C-2-ii (a) Construction Allowance. Tenant shall reimburse Landlord for all costs and expenses for the construction of the Work in accordance with this Construction Agreement. Landlord will contribute a sum not to exceed $0.00 per RSF in the Premises (the “Construction Allowance”), towards the cost of constructing the Work (as defined below) in accordance with this Construction Agreement. Payments shall be made directly to Landlord’s contractor performing the Work. The cost of all space planning, design, consulting or review services and construction drawings shall be included in the cost of the Work and shall be paid by Tenant. Landlord shall provide Tenant a "Test Fit" using a contractor as agreed by Landlord and Tenant at Landlord’s expense. (b) Unused Allowance(s). Any allowance made available to Tenant under this Construction Agreement must be utilized for its intended purpose within 12 months of the Date of Lease or be forfeited with no further obligation on the part of Landlord. (c) Alterations. Conditioned upon Tenant reimbursing Landlord for all costs and expenses for construction of the Work, Tenant shall have the right to alter or remove such improvements at Tenant’s sole cost and expense. 4. Construction. (a) The Work. Subject to the terms of this Construction Agreement, Landlord agrees to cause permanent leasehold improvements to be constructed in the Premises (the “Work”) in a good and workmanlike manner in accordance with the Approved Construction Documents. (b) General Terms. Tenant acknowledges that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the Approved Construction Documents will comply with Applicable Law or be free from errors or omissions or result in construction of a safe place of habitation, nor that the Work will be free from defects or unsafe conditions, and Landlord will have no liability therefor. In the event of such errors, omissions or defects, and upon Tenant’s written request, Landlord will use commercially reasonable efforts to cooperate with Tenant in enforcing any applicable warranties. (c) Electrical Design Capacity. Any electrical requirements, services, or equipment in excess or contravention of the Building Standard electrical requirements, services, or equipment shall constitute ABS electrical services subject to Landlord’s approval and Tenant’s compliance with the other applicable provisions of the Lease, specifically including Paragraph 8(d) thereof. However, the cost of purchasing and installing any ABS electrical equipment (including submeters) approved by Landlord shall be paid at Tenant’s expense may be paid from the Construction Allowance (if any) as part of the Work. (d) ADA Compliance. Landlord shall be responsible for ADA compliance for the base Building, core areas (including elevators, Common Areas, Service Areas and the Project’s parking facilities) and all points of access into the Project. Tenant shall be responsible for ADA compliance in the Premises, including restrooms on any floor now or hereafter leased or occupied in its entirety by Tenant or its Affiliates. Landlord shall not be responsible for determining whether Tenant is a public accommodation under ADA or whether the Approved Construction Documents Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

C-2-iii comply with ADA requirements. Such determinations, if desired by Tenant, shall be the sole responsibility of Tenant. (e) Substantial Completion. (i) Definition. Subject to adjustment under Paragraphs 4(e)(iii) and 4(e)(iv), “Substantial Completion” shall occur, with respect to the Premises, when (A) all of the Work has been completed in accordance with this Construction Agreement and the Approved Construction Documents, to the extent that Tenant would have access to the Premises and would be able to conduct its business in a reasonable manner, and (B) either (x) if final inspection approval from an appropriate regulatory authority for the Premises is required, then Landlord has obtained final inspection approval from all such appropriate regulatory authorities for the Premises, (y) if final inspection approval from an appropriate regulatory authority for the Premises is not required and Landlord has engaged an architect for the Work, then Landlord’s architect has delivered to Landlord a certificate of substantial completion in form acceptable to Landlord, or (z) if final inspection approval from an appropriate regulatory authority for the Premises is not required and Landlord has not engaged an architect for the Work, then Landlord determines that substantial completion of the Work has been achieved, in each instance even though adjustments or corrections may be necessary and minor “punch-list” items remain to be completed. (ii) Time of the Essence. Time is of the essence in connection with the obligations of Landlord and Tenant under this Construction Agreement. (iii) Tenant Delay. If Landlord is delayed in achieving Substantial Completion due to a delay caused by a Tenant Party or for any other cause arising from an act or omission of any Tenant Party, including Tenant’s request for changes or failure to timely deliver or approve Tenant’s Information, the Approved Construction Documents, approve the price estimates, pay any Cost Overruns (as defined below) or otherwise respond to any other Landlord request (collectively, “Tenant Delay”), Substantial Completion shall be deemed to have occurred on the date Substantial Completion would have been achieved but for such Tenant Delay. (iv) Other Delay. If Substantial Completion is delayed for any reason other than Tenant Delay, Substantial Completion shall occur on the date when actually achieved (subject to adjustment for Tenant Delay). (v) Landlord Liability. Landlord shall not be liable or responsible for any Claims incurred (or alleged) by Tenant due to any delay in achieving Substantial Completion for any reason. However, Tenant’s sole and exclusive remedy for any delay in achieving Substantial Completion for any reason other than Tenant Delay shall be the resulting postponement (if any) of the commencement of rental payments under the Lease. (f) Tenant Access. Tenant shall be permitted reasonable access to the Premises at no cost upon Lease Execution for purposes of coordination of the installation of furniture, fixtures and equipment, and telecom installation, wiring and cabling, so long as Tenant’s access does not interrupt or interfere with construction. In addition, Tenant shall be permitted reasonable access to the Premises at no cost six weeks prior to the Commencement Date for purposes of installing furniture, fixtures and equipment. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

C-2-iv 5. Costs. (a) Change Orders and Cost Overruns. All change orders must be approved in advance in writing by Landlord. Change orders requested by Tenant and approved by Landlord which delay or increase the cost of the Work shall be paid by Tenant within 15 days of receipt of Landlord’s invoice therefor (which payment may be required by Landlord prior to commencing construction). Except as otherwise expressly provided in this Construction Agreement, all costs of the Work in excess of the Construction Allowance (collectively, “Cost Overruns”) shall be paid by Tenant to Landlord within 10 days of Landlord’s invoice. In addition, at Landlord’s election, Landlord may require Tenant to prepay any projected Cost Overruns within 5 days of Landlord’s invoice. Landlord may stop or decline to commence all or any portion of the Work until such payment (or prepayment) is received. On or before the Commencement Date, and as a condition to Tenant’s right to take possession of the Premises, Tenant shall pay Landlord the entire amount of all Cost Overruns, less any prepaid amounts. (b) Construction Management Fee. Within 10 days following the date of invoice, Tenant shall, for supervision and administration of the construction and installation of the Work, pay Landlord a construction management fee equal to three percent (3.0%) of the aggregate contract price for the Work, which may be paid from the unused portion of the Construction Allowance (if any). Tenant’s failure to pay such amount when due shall constitute an Event of Default under the Lease. Additional costs to be deducted from the Tenant Allowance include any keying charges incurred. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

D-i EXHIBIT “D” CERTIFICATE OF ACCEPTANCE OF PREMISES (Sample Only) Re: Office Lease dated ______________, 202__, between PARKWOOD 2, LLC (“Landlord”) and _________________________ (“Tenant”) for approximately __________ RSF of Premises on the _______ floor of 10055 Grogans Mill Road, The Woodlands, Texas. Landlord and Tenant agree that: 1. Except for those items shown on the attached “punch list”, if any, Landlord has fully completed all Work required under the terms of the Lease. 2. The Premises are usable by Tenant as intended; Landlord has no further obligation to perform any Work or other construction (except as specified in the punch-list), and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects. 3. The Commencement Date of the Lease is ______________, 202___. 4. The Expiration Date of the Lease is the last day of ______________, ______. 5. Tenant’s Address at the Premises after the Commencement Date is: Attention: Telephone: Facsimile: All other terms and conditions of the Lease are ratified and acknowledged to be unchanged. EXECUTED as of ____________________, 202___. {ATTACH APPROPRIATE SIGNATURES} Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

F-1 EXHIBIT “E” RULES AND REGULATIONS PASSAGE WAY OBSTRUCTION The sidewalks, entries, passages, courts, corridors and stairways shall not be obstructed by any Tenant, its employees, contractors or agents, or used by them for other purposes than for ingress and egress to and from their respective suites. UPKEEP OF PREMISES All glass, locks and trimmings in or about the doors and windows, and all electric globes and shades belonging to the Building shall be kept whole, and whenever broken by the Tenant or its agents or invitees, shall be immediately replaced or repaired and put in order by Tenant under the direction and to the satisfaction of Landlord, and on removal shall be left whole and in good repair. SKYLIGHTS AND WINDOWS No floors, skylights or windows that reflect or admit light into the corridors or passage-ways, or to any other place in the Building, shall be covered or obstructed by any Tenant. If Tenant desires blinds or window coverings, they must be of such shade, color, material and make as shall be prescribed by Landlord (and any awning proposed may be prohibited by Landlord). SIGNAGE No sign, advertisement, display, notice, or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside of the Premises, or inside, if visible from the outside of the Building, unless Landlord has approved in writing the color, size, style, and location thereof in the Building. There shall be no duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building unless provided for in the Lease. In addition, no symbol, design, mark, or insignia adopted by Landlord for the Project, or any part thereof, shall be used in connection with the conduct of Tenant’s business in the Premises or elsewhere, without the prior written consent of Landlord. Signs on doors will be placed for Tenant by a tradesman appointed by Landlord, the cost to be paid by Tenant. A directory in a conspicuous place, with names of the tenants, will be provided by Landlord; any necessary revision in this will be made by Landlord within a reasonable time after notice from Tenant of the error or change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor without written consent of Landlord. Landlord shall have the right to remove all such signs and furniture without notice to Tenant, at the expense of Tenant. NOISE No person shall disturb the occupants of the Building by the use of any musical instruments, the making of unseemly noises, by the emission of odors or in any other way. No dogs or other animals shall be allowed in the Building, except for guide animals of disabled persons. Guide animals, however, must not bother, threaten, or harm persons unless provoked. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

F-2 USE OF PREMISES No portion of the Building shall be used for living, sleeping, residential or lodging purposes, or for any immoral or unlawful purposes. NO SMOKING Smoking is not permitted in or around the Building, except in any designated smoking area identified by Landlord. FIRE PROTECTION Tenant shall not do or permit anything to be done in the Premises or the common areas of the Building, or bring or keep anything therein, which might invalidate or increase the rate of or make inoperative fire insurance on the Building or property kept therein, or any other insurance policy carried by Landlord on the Building or any part thereof, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or conflict with any of the rules or ordinances of any city, county, state or federal authority. Tenant shall not be permitted to use or keep in the Premises or any portion of the Building any kerosene, camphene or other burning or flammable fluids or explosives without the prior approval of Landlord. PARKING All vehicles will be parked within striped lanes. Parking across the stripes or in unmarked areas, blocking of walkways, loading areas, entrances or driveways will not be permitted. Unauthorized cars will not be allowed in the reserved parking areas. Should such a situation exist, Landlord, at its option, shall have the right to tow such vehicle away at the owner’s expense. BICYCLES No bicycles or similar vehicles will be allowed in the Building. JANITORIAL SERVICE No tenant shall employ any person or persons other than the janitor of the Landlord for the purpose of cleaning or taking care of the premises leased, without the written consent of Landlord. Landlord shall be in no way responsible to any tenant for any loss of property from the leased premises, however occurring, or for any damage done to the furniture by the janitor or any of its employees, or by any other person or persons whomsoever. Any person or persons employed by Tenant for the purpose of cleaning or taking care of leased premises, with the written consent of Landlord, must be subject to and under the control and direction of the janitor of the Building at all times while working in the Building. The janitor of the Building may at all times keep a pass key. The janitor and other agents of Landlord shall at all times be allowed admittance to said leased premises. NON-STANDARD CLEANING AND MAINTENANCE Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

F-3 If Tenant requires cleaning or maintenance of specialty equipment or non-standard tenant improvement furnishings (i.e., glass panels, special art decor, non-standard floor coverings, non- standard lighting and specialized equipment) as determined by Landlord, Tenant shall pay any additional cost attributable thereto, plus 15% overhead. EXCESS TRASH DISPOSAL In the event Tenant must dispose of crates, boxes, etc., which will not fit into office waste paper baskets, it will be the responsibility of Tenant to dispose of same. In no event will Tenant set such items in the public areas of the Building. DEBRIS AND WASTE MATERIAL Nothing shall be thrown out of the windows of the Building, or down the stairways or other passages. Tenant will dispose of only Waste Materials in its waste paper baskets. Waste material is all solid waste (including recyclable materials) generated by Tenant, specifically excluding any radioactive, volatile, corrosive, highly flammable explosive, biomedical, infectious biohazardous, toxic or hazardous material defined by applicable federal, state or local regulations. CARPET DAMAGE Tenant will be responsible for any damage to carpeting and flooring as a result of rust or corrosion of file cabinets, water staining from planters, excessive wearing by roller chairs and metal objects. MOVES Movement in or out of the Building of furniture, equipment or materials which requires use of elevators or stairways, or movement through the Building entrances or lobby, shall be under the supervision of, and shall be restricted to hours designated by Landlord. Such movement shall be carried out in the manner agreed upon between Tenant and Landlord by prearrangement before performance. At the time of such prearrangement, Landlord will set time, method and routing of movement as well as limitations imposed by safety or other concerns which may prohibit any item from being brought into the Building. Tenant assumes, and shall indemnify Landlord against, all risks and claims of damage to persons and/or properties arising in connection with any said movement. Moves are to be scheduled, unless otherwise provided, for after 5:00 p.m. Monday through Friday, and from 8:00 a.m. to 6:00 p.m. on Saturdays and Sundays and on Holidays. HEAVY EQUIPMENT All safes or other heavy articles shall be carried up or into the premises only at such times and in such manner as shall be prescribed by Landlord, and Landlord shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. Any damage done to the Building by taking in or removing any safe or from overloading any floor in any way shall be paid by Tenant. Defacing or injuring in any way any part of the Building by Tenant, its agents or servants, shall be paid for by Tenant. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

F-4 BUILDING HOURS Landlord designates the following hours during which the Building will be in operation: 7:00 am to 6:00 pm Monday through Friday, and 8:00 am to 1:00 pm on Saturday, exclusive of Holidays. PROTECTION OF PREMISES Tenant shall have the responsibility for protecting the Premises from theft, robbery and pilferage. AFTER HOURS AIR CONDITIONING AND HEATING In the event Tenant desires air conditioning or heating service other than during standard operating hours, the request must be made to Landlord within a reasonable length of time prior to the need for service. This service will be made available at Landlord’s then prevailing rate established on an hourly basis in accordance with the terms and conditions of the Lease. WATER USAGE The water closets and other water fixtures shall not be used for any purpose other than those for which they were intended, and any damage resulting to them from misuse, or the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise. LOCKS AND ACCESS CARDS Building access cards or keys will be furnished at the Building Standard charge for such access cards or keys. All Building access cards and keys shall remain the property of Landlord and shall be returned to Landlord upon the expiration or earlier termination of this Lease. No additional locks shall be placed upon any doors without the written consent of Landlord, nor shall any duplicate keys be made. Upon the termination of the lease, Tenant shall give to Landlord the combination of all locks upon the doors of vaults. ELECTRICAL AND TELEPHONE SERVICE If Tenant desires telegraphic, telephonic or other electric connections, Landlord or its agents will direct the electricians as to where and how the wires may be introduced, and without such direction no boring or cutting for wires will be permitted. Access to any mechanical, electrical or telephone rooms must be approved by Landlord. ALTERATIONS AND CONTRACTOR APPROVAL All contractors and/or technicians performing any alterations for Tenant within the Building must be referred to Landlord for approval and shall, prior to commencement, execute proper lien waivers. ANTENNAE AND AERIALS Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A

F-5 No aerial or antenna, including but not limited to, a satellite dish, shall be erected on the roof or exterior walls of the Premises or Building in which the Premises is a part without, in each instance, the prior written consent of Landlord. Any aerial or antenna so installed without such written consent shall be subject to removal by Landlord without notice at any time. ADDITIONAL RULES AND REGULATIONS Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Building and its occupants and for the preservation of good order therein. Docusign Envelope ID: 9F281A1E-9C97-4CC4-A55B-69F178D46B5A